UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Palmetto Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2015

Dear Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Palmetto Bancshares, Inc. to be held on May 21, 2015 at 11:30 a.m., Eastern time, at The Palmetto Bank, Corporate Center, 306 East North Street, Greenville, South Carolina 29601. Please carefully read the Notice and Proxy Statement for the Annual Meeting of Shareholders accompanying this letter so that you will know what you are being asked to vote on at the Annual Meeting and what you will need to do if you want to attend the Annual Meeting in person.

Your vote is extremely important. To ensure proper representation of your shares at the Annual Meeting, please vote as soon as possible even if you currently plan to attend the Annual Meeting in person. This will not prevent you from voting in person but will ensure that your vote will be counted in the event that you are unable to attend. The Notice and Proxy Statement contain instructions on how you can vote your shares online over the internet, by telephone or through the mail.

If you need help at the Annual Meeting because of a disability, please contact us at least one week in advance of the Annual Meeting at (800) 725-2265.

Overall, we are pleased with our financial results for 2014 as we continued executing our focused strategies primarily related to loan and deposit growth, revenue generation, expense management, and improving asset quality. The successful execution of our “value creation strategy” to increase the value of The Palmetto Bank franchise resulted in a 29% increase in the value of our common stock in 2014 and the reinstatement of our quarterly dividend starting in the third quarter 2014. In 2015, we are focused on generating quality earning assets, increasing households and deposits and continuing to realize the financial benefits of our revenue enhancement and expense reduction initiatives implemented in 2014. During 2015, we will also continue our emphasis on providing a positive personal experience for the many important constituencies that interact with The Palmetto Bank, including our shareholders, clients, communities and team. We recognize that every experience counts, and are particularly focused on enhancing the client experience through specialized expertise and products and services that are accessible and easy to use.

On behalf of the Board of Directors and our team, thank you for your support as we continue the hard work of returning our bank to its historical high-performing status. We look forward to meeting with you at our Annual Meeting and providing you an update on the status of our 2015 strategic plan and plans for the future.

Sincerely,

/s/ Samuel L. Erwin	/s/ Robert B. Goldstein

Samuel L. Erwin	Robert B. Goldstein
Chairman of the Board of Directors Chief Executive Officer	Independent Lead Director

PALMETTO BANCSHARES, INC.

 _______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME:	Thursday, May 21, 2015, at 11:30 a.m., Eastern time

PLACE:	The Palmetto Bank Corporate Center 306 East North Street Greenville, South Carolina 29601

ITEMS OF BUSINESS:	1. Elect as directors the nominees named in the accompanying Proxy Statement;
2. Ratify the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for fiscal year 2015; and
3. Consider any other business properly brought before the Annual Meeting of Shareholders.

WHO CAN VOTE:	You may vote only if you owned shares of common stock at the close of business on March 23, 2015.

VOTING:

It is important that your shares be represented and voted at the Annual Meeting of Shareholders (the “Annual Meeting”). You can vote your shares over the internet or by telephone. If you requested or received a paper Proxy Card or voting instruction form by mail, you may also vote by signing, dating and returning your Proxy Card or voting instruction form. Voting in any of these ways will not prevent you from attending the Annual Meeting or voting your shares at the Annual Meeting. For specific instructions regarding the voting of your shares, see pages 2 through 5 of the accompanying Proxy Statement. Please call (800) 725-2265 if you need directions to attend the Annual Meeting and vote in person.

MEETING ADMISSION:

You may attend the Annual Meeting only if you owned shares of our common stock at the close of business on March 23, 2015. If you or your legal proxy holder plan to attend the Annual Meeting in person, you must follow the admission procedures described on page 3 of the accompanying Proxy Statement. If you do not comply with these procedures, you will not be admitted to the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 21, 2015. This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended December 31, 2014 and Proxy Card are available through the internet at www.proxyvote.com. If you choose to view our proxy materials through the internet, you may incur costs, such as telephone and internet access charges, for which you will be responsible.

By Order of the Board of Directors,

/s/ Lee S. Dixon

Lee S. Dixon
Corporate Secretary

This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended December 31, 2014 and Proxy Card or voting instruction form were made available to you beginning on or about April 10, 2015.

PALMETTO BANCSHARES, INC.

306 EAST NORTH STREET

GREENVILLE, SOUTH CAROLINA 29601

 __________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

 __________________

GENERAL MEETING AND PROXY INFORMATION

You are invited to attend Palmetto Bancshares, Inc.’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”) and are entitled and requested to vote on the items of business described in this Proxy Statement. Please read this Proxy Statement carefully. This Proxy Statement is furnished to shareholders of Palmetto Bancshares, Inc. (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors for use at the Annual Meeting to be held at our principal executive offices located at 306 East North Street, Greenville, South Carolina 29601 at 11:30 a.m. Eastern Daylight Time on May 21, 2015, or any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. You should consider the information contained in this Proxy Statement when deciding how to vote your shares at the Annual Meeting. In this Proxy Statement, we refer to the Notice of Annual Meeting of Shareholders, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2014 and the Proxy Card or voting instruction form as our “Proxy Materials.”

In this Proxy Statement, we use terms such as “we,” “us,” “our” and the “Company” to refer to Palmetto Bancshares, Inc. and its subsidiary, The Palmetto Bank. We also sometimes refer to the Board of Directors of Palmetto Bancshares, Inc. and its subsidiary as the “Board.” Additionally, we use terms such as “you” and “your” to refer to our shareholders.

INFORMATION ABOUT THE PROXY MATERIALS

We have made the Proxy Materials available to you because the Board is soliciting your proxy to vote your shares of our common stock at the Annual Meeting to be held on Thursday, May 21, 2015 or at any adjournments or postponements of the Annual Meeting. The Proxy Materials were made available to you beginning on or about April 10, 2015.

What is a proxy?

The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the Annual Meeting in the manner you direct. You designate someone as your proxy through a “Proxy Card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares (as explained below), a “Proxy Card” is the document used to designate your proxy to vote your shares. If you hold your shares in street name (as explained below), a “voting instruction form” is the document used to designate your proxy to vote your shares. In this Proxy Statement, the term “Proxy Card” means the proxy card and / or voting instruction form unless otherwise indicated.

Any shareholder of record submitting a Proxy Card may revoke his or her proxy at any time by (a) giving written notice to the Company of such revocation, (b) voting in person at the Annual Meeting or (c) executing and delivering to the Company a later dated Proxy Card. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or Proxy Card revoking a proxy should be sent to Palmetto Bancshares, Inc., 306 East North Street, Greenville, South Carolina, 29601 Attention: Corporate Secretary. Written notice of revocation or delivery of a later dated Proxy Card will be effective upon receipt thereof by the Company.

What is the difference between holding shares as a “record” holder and in “street name?”

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Record Holders: If your shares of common stock are registered directly in your name on our stock records, you are considered the shareholder of record or the “record” holder of those shares. As the record holder, you have the right to vote your shares by proxy or in person at the Annual Meeting.

●

Street Name Holders: If your shares of common stock are held in an account at a brokerage firm, bank or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting. As the beneficial owner, you have the right to direct this entity on how to vote the shares held in your account. However, as subsequently described, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares at the Annual Meeting.

Who pays the cost of soliciting proxies?

We pay the cost of soliciting proxies. We have not retained a proxy solicitation firm to help us solicit proxies, although, if we elect to do so, we will pay reasonable expenses and charges of such third parties for their services. Executive Officers (as defined by Rule 3b-7 under the Securities Exchange Act of 1934) and members of the Board may also solicit proxies for us by mail, telephone, fax, email or in person. We will not pay our Executive Officers or directors any additional fees for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in providing the Proxy Materials to their clients who are street name holders and obtaining their voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended December 31, 2014 and Proxy Card are available through the internet at www.proxyvote.com. If you choose to view our proxy materials through the internet, you may incur costs, such as telephone and internet access charges, for which you will be responsible. Upon written or oral request by any shareholder, we will deliver a copy of our 2014 Annual Report on Form 10-K. Only one copy of our proxy materials is being delivered to two or more shareholders who share an address. However, upon written or oral request, we will also promptly deliver a copy of this proxy statement or the enclosed overview to our shareholders at a shared address to which a single copy of the document was delivered. Shareholders should contact us at 306 East North Street, Greenville, South Carolina, 29601 Attention: Corporate Secretary, or at (800) 725-2265 if they wish to receive an additional copy of our proxy materials.

INFORMATION ABOUT THE ANNUAL MEETING

What will I be voting on at the Annual Meeting?

This year you will be asked to vote on the following items of business:

●	Item 1: The election of the director nominees named in this Proxy Statement; and
●	Item 2: The ratification of the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for fiscal year 2015.

We anticipate that shareholders will vote at the Annual Meeting only on the items listed above. However, if any other business properly comes before the Annual Meeting, the persons named as proxies for shareholders will vote on those matters in a manner they consider appropriate.

How does the Board recommend I vote?

For the reasons set forth in more detail later in this Proxy Statement, the Board recommends you vote:

●	“FOR” Item 1, all the nominees for directors named in this Proxy Statement; and
●	“FOR” Item 2, the ratification of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for fiscal year 2015.

Who can vote at the Annual Meeting?

We are required under South Carolina law to establish a record date for the Annual Meeting, so we can determine which shareholders are entitled to notice of and to vote at the Annual Meeting. The Board has determined that the record date for the Annual Meeting is March 23, 2015. Shareholders who owned shares of our common stock as of the close of business on that date can vote at the Annual Meeting. On that date, we had 12,814,574 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the two director nominees and one vote on each other item to be voted on at the Annual Meeting. There is no cumulative voting.

How do I vote if I don’t attend the Annual Meeting?

You may vote by proxy over the internet, by telephone or through the mail, each as described on page 3.  If you hold shares of our common stock in more than one account, you must vote all shares over the internet, by telephone or through the mail. If you vote over the internet or by telephone, you need not return any documents through the mail.

If you vote using one of the methods described below, you will be designating Samuel L. Erwin and Lee S. Dixon as your proxies to vote your shares as you instruct. If you vote over the internet or by telephone or by signing and returning your Proxy Card without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the Annual Meeting, these individuals will vote on those matters in a manner they consider appropriate.

Registered Holder: You do not have to attend the Annual Meeting to vote. The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you vote by proxy before the Annual Meeting so that your vote will be counted if you later decide not to attend. However, if you attend the Annual Meeting and vote your shares by ballot, your vote at the Annual Meeting will revoke any vote you submitted previously by proxy. If you are the record holder of your shares, there are three ways you can vote by proxy:

●	By Internet: You may vote over the internet by going to www.proxyvote.com and following the instructions when prompted;
●	By Telephone: Once you have reviewed the Proxy Materials, you may vote by telephone by calling toll free 1-800-690-6903; or
●	By Mail: You may request a paper or email copy of the Proxy Materials and vote by completing, signing, dating and returning the Proxy Card you receive.

Street Holder: If your shares are held in street name, you may vote your shares before the Annual Meeting by mail, by completing, signing, and returning the voting instruction form you received from your brokerage firm, bank or other similar entity. You should check your voting instruction form to see if any alternative method, such as internet or telephone voting, is available to you.

Can I vote in person at the Annual Meeting?

Yes. If you are a shareholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds for you in its name. If you attend the Annual Meeting and vote your shares by ballot, your vote at the Annual Meeting will revoke any vote you submitted previously over the internet, by telephone or through the mail. Even if you currently plan to attend the Annual Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

May I change my vote?

Yes. If you are the record holder of the shares, you may change your vote by:

●	If you voted over the internet or by telephone, voting again over the internet or by telephone by the applicable deadline described below;
●	If you previously completed and returned a Proxy Card, submitting a new Proxy Card with a later date and returning it to the Company prior to the vote at the Annual Meeting;
●

Submitting timely written notice of revocation to our Corporate Secretary, Lee S. Dixon, at 306 East North Street, Greenville, South Carolina, 29601 at any time prior to the vote at the Annual Meeting; or

●	Attending the Annual Meeting in person and voting your shares at the Annual Meeting.

If your shares are held in street name, you may change your vote by submitting new voting instructions to your brokerage firm, bank or other similar entity or, if you have obtained a legal proxy from your brokerage firm, bank, or other similar entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person.

What is the deadline for voting?

If you are the record holder of the shares, you may vote by mail at any time prior to the Annual Meeting as long as we are able to receive your proxy through the mail by the day of the Annual Meeting. In addition, as a record holder, you may vote by internet or telephone until 11:59 p.m., Eastern time, on May 20, 2015. If your shares are held in street name, you must vote your shares in accordance with the deadline set by your brokerage firm, bank or other similar entity.

Are there any rules regarding admission to the Annual Meeting?

Yes. You are entitled to attend the Annual Meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date of March 23, 2015. In order to be admitted to the Annual Meeting, we may confirm:

●	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and / or
●	That you were, or are validly acting for, a shareholder of record on the record date by:
o	Verifying your name and stock ownership against our list of registered shareholders if you are the record holder of your shares;
o	Reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or
o

Reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder or you must have a brokerage or bank statement for that shareholder as described above.

What is a broker nonvote?

Brokers are members of the New York Stock Exchange (the “NYSE”), which allows its member-brokers to vote shares held by them for their clients on matters the NYSE determines are routine even though the brokers have not received voting instructions from their clients. If the NYSE does not consider a matter routine, then your broker is prohibited from voting your shares on the matter unless you have given voting instructions on that matter to your broker. This is referred to as a “broker nonvote.”

Because the NYSE does not consider the election of directors to be a routine matter, it is important that you provide instructions to your broker, if your shares are held in street name, so that your vote with respect to this matter is counted. Your broker will be unable to vote on your behalf with regard to this nonroutine matter if you do not give voting instructions with respect to this matter.

How many votes must be present to hold the Annual Meeting?

A quorum must be present before we can conduct any business at the Annual Meeting. This means we need the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date to be present in person or represented by proxy at the Annual Meeting. We urge you to vote promptly by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough shares will be present for us to hold the Annual Meeting. Solely for purposes of determining whether we have a quorum, we will count:

●	Shares present in person or by proxy and voting;
●	Shares present in person and not voting; and
●	Shares for which we have received proxies but for which shareholders have abstained from voting or that represent broker nonvotes.

If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time until a quorum is present or represented. If any such adjournment is for a period of less than 30 days, no notice, other than an announcement at the Annual Meeting, will be given of the adjournment. If the adjournment is for 30 days or more, notice of the adjourned meeting will be given in accordance with the Company’s Bylaws. Directors, officers and employees (which we refer to as “teammates”) of the Company may solicit proxies for the reconvened meeting in person, by mail, by telephone or other means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. Once a quorum has been established, it will not be destroyed by the departure of shares prior to the adjournment of the Annual Meeting.

What vote is required to approve each item of business?

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Item 1: Election of Directors. Under our Bylaws, a nominee for director will be elected to the Board by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the Annual Meeting.

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Item 2: Ratification of Independent Registered Public Accounting Firm.  If a quorum is present at the Annual Meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

How are votes counted?

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Item 1: Election of Directors.    You may vote “FOR” or “WITHHELD” each director nominee. We will not count abstentions or broker nonvotes as either for or against a director, so abstentions and broker nonvotes have no impact on the election of a director.

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Item 2: Ratification of Independent Registered Public Accounting Firm.  You may vote “FOR” or “AGAINST” this item of business or “ABSTAIN” from voting on this item of business. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, the proxy will be voted “FOR” the ratification of our independent registered public accounting firm. We will not count abstentions or broker nonvotes as either “FOR” or “AGAINST” this proposal, so abstentions and broker nonvotes have no impact on the ratification of our independent registered public accounting firm.

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same. However, the Board of Directors does not currently know of any such other business.

Is my vote confidential?

Yes. It is our policy that documents identifying your vote are confidential. The vote of any shareholder will not be disclosed to any third party before the final vote count at the Annual Meeting except:

●	To meet legal requirements;
●	To assert claims for, or defend claims against, the Company;
●	To allow authorized individuals to count and certify the results of the shareholder vote;
●	If a proxy solicitation in opposition to the Board takes place; or
●	To respond to shareholders who have written comments on Proxy Cards or who have requested disclosure.

ITEM 1:
ELECTION OF DIRECTORS

The Board of Directors currently has nine members divided into three classes. Our current directors and their classes are:

Terms Expiring at the 2015 Annual Meeting	Terms Expiring at the 2016 Annual Meeting	Terms Expiring at the 2017 Annual Meeting
Michael D. Glenn *	Lee S. Dixon	Robert B. Goldstein
J. David Wasson, Jr. *	Samuel L. Erwin	John D. Hopkins, Jr.
	James J. Lynch	Jane S. Sosebee
John P. Sullivan

_____

*   Standing for election by the shareholders at the 2015 Annual Meeting.

The directors whose terms expire at the 2015 Annual Meeting, Messrs. Glenn and Wasson, have been nominated by the Board to be elected at the Annual Meeting to hold office until their terms expire and until their successors are elected and qualified. The nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the Annual Meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion. The Company’s Governance Guidelines require a minimum of eight and a maximum of 15 directors, with the number of directors to be determined at the discretion of the Board.

As a requirement of the private placement of the Company’s common stock in 2010, the Board appointed two designees of CapGen Financial Partners (“CapGen”) and one designee of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively, “Patriot”) to serve on the Boards of each of the Company and its subsidiary, The Palmetto Bank (the “Bank”). For so long as CapGen or Patriot, as applicable, owns more than 9.9% of the Company’s outstanding shares of common stock, and subject to satisfaction of all legal and governance requirements applicable to all Board members regarding service as a director of the Company, the Company will be required to nominate two people designated by CapGen and one person designated by Patriot for election to the Board at each annual meeting of shareholders at which the term of each such director expires, or upon the death, resignation, removal or disqualification of each such director, if earlier. Each of the CapGen designees’ (Messrs. Goldstein and Sullivan) were re-elected to the Board at the 2014 Annual Meeting for terms expiring at the 2017 Annual Meeting. The Patriot designee (Mr. Lynch) was re-elected to the Board at the 2013 Annual Meeting for a term expiring at the 2016 Annual Meeting. As of February 27, 2015, CapGen and Patriot own 44.7% and 19.1% of the Company's outstanding shares of common stock, respectively.

As described under Corporate Governance, Process for Evaluating Director Candidates, the Board has identified certain qualifications for its directors. The Board believes that these particular qualifications provide our directors with substantial experience relevant to serving as a director of our Company. The Board has determined that each nominee for election as a director at the Annual Meeting is an independent director as discussed under Corporate Governance, Director Independence.

Each of our nominees satisfies our director qualifications and during the course of their business and professional careers has acquired business management experience in these and other areas. In addition, the Corporate Governance and Nominating Committee and the Board believe that each nominee brings to the Board his or her own unique background and particular expertise, knowledge and experience that provide the Board as a whole with the necessary and appropriate mix of skills, characteristics and attributes that enable the Board to work together in a professional and collegial atmosphere and that are required for the Board to fulfill its oversight responsibility to the Company’s shareholders.

The Board recommends you vote “FOR” each of the nominees set forth on the following page.

DIRECTOR NOMINEES

The following provides information regarding each of our directors nominated for election at the 2015 Annual Meeting, including their age and the year in which they first became a director of the Company, the year in which their term expires, their business experience for at least the past five years, the names of other publicly-held companies where they currently serve as a director or served as a director during the past five years and additional information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that such person should serve as a director for the Company.

Business Experience: Mr. Glenn has been engaged in the practice of law since 1965. He has worked as an active trial attorney since 1978 with a concentration in complicated business and class action litigation. Mr. Glenn has been a partner with the law firm of Glenn, Haigler & Stathakis, LLP since 1993. Mr. Glenn served as Chairman of the Board of Directors of the Company and the Bank from January 2012 through December 2013. Mr. Glenn served as the Lead Director of the Company and the Bank prior to being named Chairman of the Board in January 2012.

Other Public Company Directorships: None

Additional Information: During his career, Mr. Glenn served on numerous boards and commissions upon appointment by the South Carolina Supreme Court and the South Carolina Bar Association and has served on numerous private and public agency boards. In addition, he has served in three judgeships for ten years. Additionally, Mr. Glenn’s professional experience as a business owner provides the Board with business insight and analytical skills that are necessary to manage the Company’s affairs in this difficult economic environment. Mr. Glenn is a graduate of Furman University and received his law degree from the University of South Carolina. Mr. Glenn’s law experience and education provides him with additional perspective on the legal, regulatory and risk matters impacting the Company.

Michael D. Glenn
Age 74 Director Since 1994 Term Expiring 2015

Business Experience: Mr. Wasson has been President and Chief Executive Officer of Laurens Electric Cooperative, Inc., a member-owned rural electric cooperative in Upstate, South Carolina, since 1974.

Other Public Company Directorships: None

Additional Information: Through his service as Chief Executive Officer of Laurens Electric over the past 40 years, Mr. Wasson brings leadership and business management experience to the Board. Mr. Wasson possesses financial management expertise that he gained through his position and as a member of the Audit Committee of a nonpublic entity as well as a current member of the Company’s Audit Committee. As a member of the Board since 1979, Mr. Wasson has extensive knowledge and experience regarding our business. In addition, Mr. Wasson provides unique insight into the Company’s Laurens County market. Mr. Wasson is a graduate of Clemson University and earned a graduate degree from the University of South Carolina.

J. David Wasson, Jr.
Age 69 Director Since 1979 Term Expiring 2015

OTHER DIRECTORS

The following provides information regarding each of our other directors (elected by the Company’s shareholders at previous annual meetings of shareholders and continuing in office subsequent to the 2015 Annual Meeting), including their age and the year in which they first became a director of the Company, the year in which their term expires, their business experience for at least the past five years, the names of other publicly-held companies where they currently serve as a director or served as a director during the past five years and additional information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that such person should serve as a director for the Company.

Business Experience: Mr. Dixon serves as Chief Operating Officer (since July 2009), Chief Risk Officer (since October 2009) and Corporate Secretary (since January 2012) of the Company and the Bank. In addition, Mr. Dixon has served in various other executive management roles of the Company and the Bank including from January 2012 to December 2013 as the interim Wealth Management Executive, from July to September 2013 as the interim Human Resources Executive, from February 2011 to May 2011 as the interim Chief Information Officer, from July 2010 to February 2011 as the interim Chief Financial Officer, and from May 2009 to June 2009 as Senior Executive Vice President. Previously, Mr. Dixon served as Chief Operating Officer of First Presbyterian Church of Winston-Salem from July 2006 through May 2009, and he was in the Banking and Capital Markets practice of PricewaterhouseCoopers LLP from January 1989 through June 2006 (admitted as a Partner in July 1999).

Other Public Company Directorships: None

Additional Information: Mr. Dixon brings extensive operational, accounting and financial reporting expertise to the Board from his 27 years of business experience, 18 years of which he served in the Banking and Capital Markets practice at PricewaterhouseCoopers LLP. Mr. Dixon has worked with banking clients ranging from small community banks to some of the largest national banks, and he has extensive operational experience covering all aspects of banking and financial services. Mr. Dixon’s background with PricewaterhouseCoopers LLP has provided him with substantial banking, regulatory, financial reporting and risk management experience. Mr. Dixon also has extensive leadership and business management experience and skills. Mr. Dixon is a graduate of the University of South Carolina and graduated “with distinction” from the Stonier Graduate School of Banking. Mr. Dixon is a Certified Public Accountant.

Mr. Dixon also serves on the Boards of Directors of not-for-profit entities.

Lee S. Dixon
Age 49 Director Since 2009 Term Expiring 2016

Business Experience: Mr. Erwin serves as Chairman of the Board of the Company and the Bank (since January 2014), Chief Executive Officer of the Company (since January 2010) and Chief Executive Officer and President of the Bank (since July 2009). In addition, Mr. Erwin served as Senior Executive Vice President of the Company and the Bank from March 2009 through June 2009. Mr. Erwin began his banking career at First Union National Bank in July 1990. At the time of his departure from First Union in January 1997, he served as Vice President and City Executive in Orangeburg, South Carolina. He worked with First National Bank (now South State Bank) from January 1997 until January 2000 where he held the position of Senior Vice President and Region Executive in Orangeburg, South Carolina. From January 2000 until June 2002, he held the position of Senior Vice President and Market President in Columbia, South Carolina with First Union National Bank (now Wells Fargo). From June 2002 until December 2004, he served as Senior Vice President and Commercial Relationship Manager for Carolina National Bank, a start-up bank in Columbia, South Carolina. From January 2005 to October 2008, Mr. Erwin served as Chief Executive Officer of Community Bancshares, Inc. in Orangeburg, South Carolina.

Other Public Company Directorships: None

Additional Information: Mr. Erwin has extensive knowledge and experience in finance and the banking and financial services industry. In addition to his experience at the Company and the Bank, Mr. Erwin has 24 years of banking experience. At Community Bankshares, Mr. Erwin addressed significant asset quality and organizational issues associated with a multi-bank holding company with decentralized policies, procedures, and operations. With Mr. Erwin’s leadership and experience, Community Bankshares successfully resolved asset quality issues which ultimately resulted in a sale of the bank in October 2008 at two times book value despite a depressed market. Mr. Erwin’s experience brings a unique perspective to the Board including, but not limited to, banking, regulatory, governmental, financial and economic matters. Mr. Erwin is a graduate of Clemson University.

Samuel L. Erwin
Age 47 Director Since 2009 Term Expiring 2016

Business Experience: Mr. Goldstein has worked in the banking industry since 1963 in various capacities. In 2007, Mr. Goldstein partnered with three other individuals to form a bank holding company and private equity fund that invests in banks and financial services companies, CapGen Capital Advisors, LLC, and currently serves as a Principal. Immediately prior to this, he served as Chairman and Chief Executive Officer of a $6 billion bank holding company in the San Francisco Bay area from 2001-2006. His experience includes many years in commercial banks, savings and loan associations and other financial institutions including serving as Chief Executive Officer of numerous banks and thrifts. Mr. Goldstein’s extensive experience in the financial services industry provides us with beneficial leadership and counsel.

Other Public Company Directorships: Mr. Goldstein currently holds the following directorships:

●     F.N.B. Corporation (Chair of Compensation Committee);

●     Jacksonville Bancorp, Inc.;

●     Seacoast Banking Corp of Florida (Co-chair of Nominating, Governance & Compensation Committee); and

●     Hampton Roads Bankshares, Inc.

Additional Information: Through the various capacities in which he has served during his career, Mr. Goldstein has become nationally recognized for his expert investing and operational experience in turning around and implementing growth strategies for banks under the most challenging circumstances. He is also highly regarded for identifying new opportunities for investment in community and regional banking.

A consistently successful investor for himself and others, Mr. Goldstein has been a senior executive and/or director at 14 financial institutions over a career that has spanned more than 40 years. Mr. Goldstein is often the “first call” when community and regional banks encounter difficulties that require outside operational and investing expertise. His network of relationships in banking and financial services is a key competitive feature of the CapGen Program.

From 2007 through 2014, Mr. Goldstein was the Chairman of the Board of Directors of The BANKshares, Inc. and a director of its subsidiary, BankFIRST of Winter Park, FL, a privately-owned bank holding company doing business in the greater Orlando and Brevard County areas of Florida. During 2014, BankFIRST was acquired by Seacoast Bank.

Previously, Mr. Goldstein successfully raised capital, injected new management, and reenergized banks and thrifts in Connecticut, New Jersey, New York, and Pennsylvania. These activities have earned him a widely known and respected reputation in the domestic financial services industry.

As a private investor, Mr. Goldstein has also invested in de novo banks, recapitalizations of existing institutions and in other successful endeavors related to financial entities.

Mr. Goldstein is a graduate of Texas Christian University. He also served for seven years on the faculty of the Southwestern Graduate School of Banking at Southern Methodist University.

Robert B. Goldstein
Age 74 Director Since 2010 Term Expiring 2017

Business Experience: Mr. Hopkins has served as owner of The Fieldstone Group, a diversified investment and development company with real estate, farm, land, and timber holdings, since 2000. Prior to 2000, Mr. Hopkins was employed for 26 years at Owens Corning, a Fortune 500 company, the last 10 of which he served as an officer.

Other Public Company Directorships: None

Additional Information: As the owner and officer of two companies during the past 37 years, including recently with a company involved in real estate activities, Mr. Hopkins brings leadership and business management experience to the Board. In addition, he has extensive expertise that he gained through this business experience as well as through his current service as a member of the Company’s Compensation, Corporate Governance and Nominating and Regulatory Oversight and Risk Management Committees. Mr. Hopkins serves on the Board for the South Carolina Technology and Aviation Center and Anderson University Board of Regents, and serves on the Board of the Greenville County Research and Technological Development Corporation. Mr. Hopkins also serves as a director of the International Transportation Innovation Center. Mr. Hopkins provides entrepreneurial experience to the Board, which is important to our many consumer businesses. Mr. Hopkins is a graduate of Clemson University and the South Carolina Bankers Association Director’s College.

John D. Hopkins, Jr.
Age 63 Director Since 2004 Term Expiring 2017

Business Experience: Mr. Lynch has over 40 years of bank management experience. Since 2007, he has served as Managing Partner of Patriot Financial Partners, L.P., a private equity investment fund focusing on investments in the community banking sector throughout the United States. Mr. Lynch was a founding partner of this fund. Prior to Patriot, from 2003 to 2007, he served as Vice Chairman of Sovereign Bancorp and Chief Executive Officer of the Mid-Atlantic Division for Sovereign Bank.

Other Public Company Directorships: Mr. Lynch currently holds the following directorships:

●     Heritage Oaks Bancorp; and

●     Cape Bancorp.

Additional Information: Mr. Lynch has considerable experience in and knowledge of the capital markets, as well as significant executive level banking experience, which is valuable to the Board of Directors in its assessment of the Company’s sources and uses of capital. Mr. Lynch is active in several professional and civic organizations and is a graduate of LaSalle University in Philadelphia. His graduate studies were at Drexel University. He received an Honorary Doctorate from La Salle University in 2010.

In addition to the public company directorships summarized above, Mr. Lynch holds several private and not-for-profit directorships.

James J. Lynch
Age 65 Director Since 2010 Term Expiring 2016

Business Experience: Ms. Sosebee is Director of Legislative Affairs, AT&T South Carolina. Through this position, Ms. Sosebee works directly with members of the South Carolina General Assembly and is responsible for the company’s legislative and public policy activities in the state. Ms. Sosebee has over 35 years in the telecommunications industry, having also worked with AT&T’s predecessor companies, Southern Bell and BellSouth, and initially served in the business marketing group and was responsible for the company’s relationships with business, education and government clients in Upstate, South Carolina. She subsequently became the Regional Director of External Affairs through which she was responsible for community affairs, philanthropy and economic development in the region. She was selected to lead the state team for External Affairs in 2007 and assumed her current position in Government Relations in 2010.

Other Public Company Directorships: None

Additional Information: Ms. Sosebee brings extensive leadership and business management skills to the Board obtained through her years of employment with AT&T and her service with numerous not-for-profit organizations. She has been involved in leadership roles in many economic development and community organizations, including serving as Chairman of the Clemson University Foundation, Chairman of the Greenville Chamber of Commerce, Chairman of the Upstate Alliance and Chairman of Anderson County Development Partnership. Her experience in the telecommunications industry provides valuable insight to the Board on regulatory issues. Accordingly, Ms. Sosebee chairs the Board’s Compensation Committee and is a member of the Audit Committee. A native of Laurens, South Carolina, Ms. Sosebee is a graduate of Clemson University and the South Carolina Bankers Association Director’s College.

Ms. Sosebee holds several not-for-profit directorships.

Jane S. Sosebee
Age 58 Director Since 2006 Term Expiring 2017

Business Experience: In 2007, Mr. Sullivan joined with three other individuals to form a bank holding company and private equity fund that invests in banks and financial services companies, CapGen Capital Advisors, LLC, and currently serves as Managing Director. Immediately prior to this, he served as a senior advisor to the global financial services practice of a “big four” accounting firm.

Other Public Company Directorships: Mr. Sullivan currently holds the following directorships:

●     Jacksonville Bancorp, Inc. (Chair of Audit Committee); and

●     Hampton Roads Bankshares (Board Observer).

Additional Information: Mr. Sullivan has extensive experience and a diverse background in all facets of bank and financial management. He served as Chairman, President, Chief Executive, and Chief Operating Officer of various financial institutions in the New York metropolitan area, including Hamilton Bancorp, River Bank America (East River Savings Bank), Continental Bank and the Olympian New York Corp.

Mr. Sullivan is a senior advisor and member of the advisory board for New York State’s largest de novo banking effort, Signature Bank. Prior to joining CapGen, he served as a senior advisor to the global financial services practice of a “big four” accounting firm. In this capacity, he provided guidance and thought leadership to some of the firm’s largest financial services clients on banking matters, such as merger and acquisition activity, capital transactions, regulatory issues, credit quality, and credit risk. He is frequently called upon to provide guidance and expertise in highly complex financial and operational situations for banks and other financial services companies.

Mr. Sullivan has successfully raised capital at all of the banks with which he has been affiliated and is a member of or a board observer on a number of corporate boards and serves on the Audit, Compensation, Loan, and Executive Committees on several of those entities.

Mr. Sullivan is a graduate of Niagara University and a Certified Public Accountant.

Mr. Sullivan has significant operational banking experience as well as input into capital markets activities and provides the Board with input on critical strategic decisions.

John P. Sullivan
Age 58 Director Since 2010 Term Expiring 2017

OTHER EXECUTIVE OFFICER

Other than Messrs. Dixon and Erwin, for which disclosure was provided above, the following provides information regarding our other Executive Officer:

Business Experience: Mr. Jones serves as Chief Financial Officer (since February 2011) and Chief Accounting Officer (since November 2010) of the Company and the Bank and Treasurer of the Bank (since February 2015). Prior to joining the Company and the Bank, Mr. Jones was employed by The South Financial Group from 2004 to 2010, most recently as Executive Vice President – Director of Finance and Investor Relations. While at The South Financial Group, Mr. Jones also served in the role of Senior Vice President – Director of Money Markets and Derivatives. Between 2001 and 2004, Mr. Jones served as Chief Financial Officer and Senior Vice President – Corporate Development for CNB Florida Bancshares, Inc. (acquired by The South Financial Group in 2004). Mr. Jones served in various capacities for Bank of America and predecessor organizations from 1997 until 2001. Prior to his service with Bank of America, he served in financial reporting roles for two companies. Mr. Jones began his career with Price Waterhouse LLP in 1990.

Additional Information: Mr. Jones has extensive accounting and financial reporting expertise from his years of business experience and has worked with small community banks to some of the largest national banks. His background has provided him with substantial banking, regulatory, management and financial reporting, and risk management experience. Mr. Jones received a Bachelor of Business Administration with a major in accounting from the University of North Florida and a Master of Accounting degree from the University of Florida and is a Certified Public Accountant.

Mr. Jones also serves on the Board of Directors of a not-for-profit entity.

Roy D. Jones
Age 46

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. Annually, the Board performs self-assessments, including comparisons to best practices from recognized authorities such as the Business Roundtable, CalPERS, and the national stock exchanges. A summary of the results of the Board’s self-assessments and enhancements to its oversight of the Company follows.

Codes of Ethics

Each member of the Board is held to the standards outlined in the Code of Ethics for the Board of Directors, Senior Leadership Team and Senior Financial Officers, which states our policy and standards for ethical conduct and our expectation that all subjected parties will act in a manner that serves the best interests of the Company. We expect all of our teammates to adhere to these standards of ethics and business conduct with other teammates, clients, shareholders, and the communities we serve and to comply with all applicable laws, rules and regulations that govern our business. Accordingly, we also have in effect a code of ethics for all teammates. Shareholders and other interested persons may view our codes of ethics on the Investor Relations section of our website, www.palmettobank.com.

Director Election Standard

Our Bylaws provide that directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the Annual Meeting.

Director Independence

Annually, the Board affirmatively determines the independence of each director and each nominee for election as a director based on Item 407(a) of Regulation S-K and NASDAQ rules. It is important for investors to have confidence that individuals serving as independent directors do not have a relationship with the Company that would impair independence.

The Board has a responsibility to make an affirmative determination that no such relationships exist through the application of NASDAQ Listing Rule 5605.

To determine each director’s independence, the Board considered information in 2014 regarding banking and financial services, commercial, charitable, familial and other ordinary course relationships with the Company. The Board also considered relationships between each director, his or her respective immediate family members and/or certain entities affiliated with such directors and immediate family members and the Company. The Board has considered and determined that the following types of relationships between a director, his or her immediate family members and / or certain entities affiliated with a director and his or her immediate family members and the Company are not material relationships for purposes of determining whether a director is independent:

●

A relationship, transaction, or arrangement involving any banking or financial services the Company offers to its clients, if such relationship, transaction, or arrangement is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, complies with applicable banking laws, and, to the extent applicable, if such relationship, transaction or arrangement is with an entity where the director is an employee or an immediate family member is an Executive Officer, the payments to, or payments received from, the Company for such banking or financial services are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

●

A business relationship, transaction, or arrangement involving property or nonfinancial services, or other standard contractual arrangements (including standard lease agreements for the Company’s branch offices or other premises), if such relationship, transaction, or arrangement is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, and the payments to, or payments received from, the Company for such property or nonfinancial services, or under such contractual arrangement, are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

●

A relationship, transaction or arrangement with an entity that is providing legal services to the Company, if neither the director nor the immediate family member performs the services to the Company, and such relationship, transaction or arrangement is otherwise immaterial under the Board’s categorical standards;

●

Contributions made by the Company or a Company-sponsored charitable foundation to a tax-exempt organization where a director or an immediate family member of the director serves or is employed as an Executive Officer, or where a director serves as chairman of the board, if the contributions in any fiscal year, excluding the Company’s matching funds, are less than the greater of $1 million or 2% of the tax-exempt organization’s consolidated gross revenues;

●

Employment by the Company of an immediate family member if the family member was not or is not one of our Executive Officers, does not reside in the same home as the director, and we provide compensation and benefits to the person in accordance with our employment and compensation practices applicable to employees holding comparable positions; and

●

Any other relationship, transaction, or arrangement between the Company and an entity where a director or an immediate family member serves solely as a non-management board member, a member of a trade or other similar association, an advisor or a member of an advisory board, a trustee, a limited partner, an honorary board member or trustee, or in any other similar capacity with such entity, or where an immediate family member is employed by such entity in a non-Executive Officer position.

The Board determined that there were no such relationships that impaired the independence of any current directors or director nominees. Accordingly, after reviewing this information, the Board determined that during 2014, except for Mr. Erwin and Mr. Dixon who were employed by the Company during 2014, all other current directors and director nominees were independent under the NASDAQ rules.

Board Leadership Structure and Independent Lead Director

Mr. Erwin was named Chief Executive Officer of the Company in January 2010 and has continued to serve in that capacity since that time. The Board elected Mr. Erwin Chairman of the Board and Mr. Goldstein as the independent Lead Director of the Board effective January 1, 2014. The election of Mr. Erwin and Mr. Goldstein to their respective roles also applies to the Bank. Mr. Erwin also serves as President and Chief Executive Officer of the Bank.

The Board believes that operating with the roles of the Chairman of the Board and Chief Executive Officer combined allows for a more efficient development and execution of the Company’s strategic plan and leadership of the Board.

The Board recognizes the importance of strong independent leadership on the Board. Accordingly, in addition to maintaining a significant majority of independent directors, effective January 1, 2014 the Board named Mr. Goldstein to the role of independent Lead Director since the Chairman of the Board and Chief Executive roles were combined as of that date. The Board believes that the independent Lead Director structure provides additional leadership, oversight and benefits for the Company. The duties and responsibilities of Mr. Goldstein as the independent Lead Director include, among other things:

●	Together with the Chief Executive Officer, with input from the other directors, approving Board meeting agendas;
●	Together with the Chief Executive Officer, with input from the other directors, approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
●

Presiding at executive sessions or special meetings of independent directors and, as appropriate, providing feedback to the Chief Executive Officer and otherwise serving as a liaison between the independent directors and the Chief Executive Officer;

●	Calling executive sessions of the independent directors of the Board and advising the Chief Executive Officer of actions or deliberations at such sessions;
●	Working with Committee chairs to ensure coordinated coverage of Board responsibilities;
●

Facilitating communication between the Board and management, including advising the Chief Executive Officer of the Board’s informational needs and approving the types and forms of information sent to the Board;

●	Serving as an additional point of contact for Board members and shareholders;
●	Acting as a “sounding board” and mentor to the Chief Executive Officer; and
●	Staying informed about the strategy and performance of the Company and reinforcing that expectation for all Board members.

The Company is a financial institution and Messrs. Goldstein and Erwin have extensive years of banking experience, both with other financial institutions (see Director Nominees and Other Directors herein for discussion regarding the business experience of Messrs. Goldstein and Erwin) and at the Company (through Board and management experience). They also have the knowledge, expertise and experience to understand the opportunities and challenges facing the Company as well as the leadership and management skills to promote and execute the Company’s values and strategy, particularly during the current challenging economic and regulatory environment.

The Board’s Role in Risk Oversight

The role of the Board in risk oversight has become increasingly important given the economic challenges of the past several years, increased regulatory obligations and increasing public expectations for board engagement. Risk is a pervasive part of everyday business and organizational strategy, and the complexity and overall pace of change have increased the volume and complexities of risks facing financial institutions. The financial services crisis during the U.S. recession from December 2007 through June 2009 (the “Great Recession”) and challenging economy over the past several years, including the significant impact on the banking industry, have demonstrated that the Board must play a critical role in overseeing the risk management of the Company.

The challenge facing boards is how to oversee effectively an organization’s enterprise risk management in a way that manages risks while also taking appropriate risks that add value to an organization. Management and the Board are focused on enterprise risk management to better connect risk oversight and shareholder value. Enterprise risk management is a process that provides a robust and holistic top-down view of key risks facing the Company, including a more proactive and forward-looking approach to identify and manage risks before they negatively impact the Company. Through a more intentional and structured risk management approach, we believe the Board is better positioned to ensure the achievement of the Company’s strategic objectives that will result in improved longer-term Company performance.

The Board plays a critical role in overseeing our enterprise risk management program. This program was developed taking into consideration guidance from a variety of sources, including the enterprise risk management framework from the Committee of Sponsoring Organizations (COSO) of the Treadway Commission, expectations from rating agencies (for example, Standard & Poor’s enterprise risk management guidance) and shareholder advocacy groups (for example, Institutional Shareholder Services and the National Association of Corporate Directors), banking industry specialists (such as SNL and the Risk Management Association), and the internal control over financial reporting requirements of Section 404 of the Sarbanes–Oxley Act of 2002 and Section 112 of the Federal Deposit Insurance Corporation Improvement Act.

Management is accountable to the Board, and the Board’s focus on effective risk oversight is critical to setting the tone and culture towards effective risk management through strategy setting, formulating high level objectives and approving broad-based resource allocations and investments. The Board uses its Committees to carry out certain of its risk oversight duties. While risk oversight is a responsibility of the entire Board, a key component of this process is ensuring that the appropriate Board Committees address the relevant risks in their areas of governance while focusing on strategic risk issues in full Board discussions. The Board Committee primarily charged with enterprise risk management is the Regulatory Oversight and Risk Management Committee. See Committees of the Board herein for a discussion of how each of the Board’s Committees is responsible for oversight of specific risks as outlined in each of its charters.

Each Board Committee and its chair work with management in overseeing particular risks, and each Committee receives reports and information regarding risk issues directly from management. Committee chairs may also talk with management outside of regular Committee meetings to receive updates on risk issues. The full Board receives written and oral reports at each of its meetings from the Committee chairs about Committee activities. The Board and each Committee also regularly meet in executive sessions without management present.

While the Board oversees the Company’s enterprise risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and our Board leadership structure supports this approach. To ensure regular focus on risk management, in 2009 the Board appointed a Chief Risk Officer for the Company and the Bank. The Chief Risk Officer reports to the Board at each regular Board meeting and also attends most Committee meetings of the Board to discuss risk and internal control matters. In addition, the lines of business and support groups of the Company provide to Committees and the Board various dashboards to inform the Board and Committees about specific risk information and trends.

The Company believes that increased engagement by the Board in enterprise risk management has improved our overall risk management approach and will avoid the recurrence of the significant negative issues that impacted the Company from 2009 to 2012. The Board will continue to focus on significant risk exposures and the inter-related nature of risks across the Company.

Communications from Shareholders to Directors

The Board believes that it is important that a direct and open line of communication exist between the Board and its shareholders and other interested parties. Therefore, shareholders may communicate with the Chairman of the Board, independent Lead Director, chairpersons of the Board’s Committees or with the directors as a group by sending an email to directorcommunications@palmettobank.com or by sending written correspondence to 306 East North Street, Greenville, South Carolina, 29601 Attention: Corporate Secretary. The email or written correspondence should specify which of the foregoing persons or group is the intended recipient. All communications received in accordance with these procedures will be forwarded to the intended recipient unless it is determined that the communication does not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its Committees, relates to routine or insignificant matters that do not warrant the attention of the Board, is an advertisement or other commercial solicitation or communication, is frivolous or offensive, or is otherwise not appropriate for delivery to the intended recipient.

The recipient who ultimately receives any such communication has discretion to determine whether the subject matter of the communication should be brought to the attention of the Chairman of the Board, independent Lead Director, full Board or one of its Committees and whether any response to the person sending the communication is appropriate. Any such response will be made in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

Process of Evaluating Director Candidates

The Corporate Governance and Nominating Committee is responsible for managing the director nomination process, which includes identifying, evaluating and recommending for nomination candidates for election as new directors and re-election of incumbent directors. The Corporate Governance and Nominating Committee’s nominating process assists the Board in attracting and retaining competent individuals with the requisite expertise who will act as directors in the best interests of the Company and its shareholders. The Corporate Governance and Nominating Committee reviews the composition of the Board in light of its understanding of the backgrounds, industry, professional experience and various geographic and demographic communities represented by current members. The Corporate Governance and Nominating Committee also reviews Board self-evaluations and skills matrices with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members. It also monitors the expected service dates of Board members, any planned retirement dates and other anticipated events that may impact a director’s continued ability or desire to serve.

Although the Corporate Governance and Nominating Committee does not have a specific policy regarding diversity, the Corporate Governance and Nominating Committee will consider, in identifying first-time candidates, nominees for director or evaluating individuals recommended by shareholders, the current composition of the Board in light of the communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Corporate Governance and Nominating Committee incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees in its director nomination process to ensure that the Board’s composition reflects the particular needs of the Board and the Company. The Corporate Governance and Nominating Committee and the Board monitor its effectiveness through the Corporate Governance and Nominating Committee’s and Board’s self-evaluation process. As described above under Item 1: Election of Directors, the Corporate Governance and Nominating Committee and the Board believes that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.

The Corporate Governance and Nominating Committee identifies potential candidates for first-time nomination as a director primarily through recommendations it receives from current Board members and contacts in the communities we serve. The Corporate Governance and Nominating Committee also has the authority to conduct a formal search using an outside search firm selected and engaged by the Corporate Governance and Nominating Committee to identify potential candidates. While the Committee may receive nominations from other Board members and the Chief Executive Officer, the Committee retains the sole discretion to determine whether these candidates will be nominated for appointment to the Board.

The Corporate Governance and Nominating Committee and the Board strive to maintain a Board that demonstrates objectivity and integrity on an individual and collective basis. The Corporate Governance and Nominating Committee considers the needs of the Board and the Company in light of the current mix of director skills and attributes. The Corporate Governance and Nominating Committee seeks the following qualifications and characteristics when evaluating a director candidate:

●	A reputation for integrity, honesty, candor, fairness and discretion;
●	A high degree of expertise in his or her chosen field of endeavor, which area of expertise should have some relevance to the Company’s business activities;
●	A knowledge, or willingness and ability to obtain knowledge, of the critical aspects of banking; and / or
●	Experience and skill in serving as a competent overseer of, and trusted advisor to, senior management of a publicly-held corporation.

Additionally, nominees for the Board should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: corporate business acumen, strategic planning, banking, accounting and finance, legal, corporate governance, leadership development, crisis management, geographical market influence, governmental and regulatory relations, mergers and acquisitions, information technology, investor relations, human resources and marketing.

The Corporate Governance and Nominating Committee will determine, in its discretion after considering all factors it considers appropriate, whether a potential nominee meets these qualifications and also will consider the composition of the entire Board in light of the various other factors described above. If a candidate meets these requirements, the Corporate Governance and Nominating Committee will arrange an introductory meeting with the candidate and our independent Lead Director, Chairman of the Board and Chief Executive Officer, the Corporate Governance and Nominating Committee Chair and/or other directors to determine the candidate’s interest in serving on our Board. If the candidate is interested in serving on our Board, members of the Corporate Governance and Nominating Committee, together with other members of the Board, our independent Lead Director, Chairman of the Board and Chief Executive Officer, and, if appropriate, other executives of the Company then conduct an interview with the candidate. If the Board and the candidate are both interested in proceeding, the candidate will provide additional information for use in determining whether the candidate satisfies the requirements applicable to members of the Board and its Committees and for making any required disclosures in our Proxy Statement. Assuming a satisfactory conclusion to the process outlined above, the Corporate Governance and Nominating Committee then presents the candidate’s name for approval by the Board or for nomination for approval by the shareholders at the next annual meeting of shareholders, as applicable.

The Corporate Governance and Nominating Committee will consider an individual recommended by one of our shareholders for nomination as a new director if the shareholder making the recommendation follows the procedures for submitting a proposed nominee’s name required by our Bylaws and as described under Shareholder Information for Future Annual Meetings, Advance Notice Procedures. In order for the Corporate Governance and Nominating Committee to consider a shareholder-proposed nominee for election as a director, the shareholder must submit the name of the proposed nominee, in writing, by sending an email to directorcommunications@palmettobank.com or written notice to 306 East North

Street, Greenville, South Carolina, 29601 Attention: Corporate Secretary. All such submissions must include the following information:

●	The shareholder’s name and address and the number of shares of our common stock he or she beneficially owns;

●	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns, if applicable;
●

Sufficient information about the nominee’s experience and qualifications for the Corporate Governance and Nominating Committee to make a determination whether the individual would meet the qualifications for directors; and

●	Such individual’s written consent to serve as a director of the Company, if elected.

Based on a preliminary assessment of a candidate’s qualifications, the Corporate Governance and Nominating Committee may conduct interviews with the candidate and request additional information from the candidate. The Corporate Governance and Nominating Committee uses the same process for evaluating all nominees, including those recommended by shareholders.

Our Corporate Secretary will present all shareholder-proposed nominees to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee has the right to request, and the shareholder will be required to provide, any additional information with respect to the shareholder nominee as the Corporate Governance and Nominating Committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Board and Committee Meetings; Annual Meeting Attendance

We have not established a formal policy regarding director attendance at annual meetings of shareholders; however, all directors are expected to attend each Annual Meeting. All directors and all nominees for director in 2014 attended the 2014 Annual Meeting.

Directors are also expected to attend all Board meetings and meetings of Committees on which they serve. The Board of the Company held nine meetings during 2014. As part of its governance practices, the Board met in executive session chaired by the independent Lead Director without management during eight of these meetings in 2014. Separately, the Board of the Bank also met an additional 2 times. Each director attended at least 75% of the total aggregate number of 2014 meetings of the Board and Committees of the Company and the Bank on which he or she served.

Committees of the Board

The Board has established five Committees. These Committees act on behalf of the Board and report on their activities to the entire Board through written meeting minutes and oral reports. The following table provides Committee membership information for each of the independent directors as of the date of this Proxy Statement.

Name	Audit		Compensation		Corporate Governance and Nominating		Credit		Regulatory Oversight and Risk Management
Michael D. Glenn					X	*	X		X
Robert B. Goldstein			X		X		X
John D. Hopkins, Jr.					X		X	*	X
James J. Lynch					X
Jane S. Sosebee	X		X	*
John P. Sullivan	X	*	X						X
J. David Wasson, Jr.	X								X	*

Meetings during 2014	7		4		3		12		6

_____

*       Committee Chair

Each Committee of the Board operates under a written charter that addresses its purpose, authority and responsibilities and contains other provisions relating to, among other matters, membership and meetings. The Committee charters require the Committees to review their performance annually. The Committees also reviewed and assessed the adequacy of their charters and the Board approved all charter amendments in January 2014 that were operative for 2014. The Committee charters are posted on the Investor Relations section of our website which may be viewed at www.palmettobank.com. Annually, each Committee also develops annual written Committee objectives approved by the Board and reports to the Board their progress on achieving those objectives.

Following are general descriptions of the roles and responsibilities of each Committee of the Board as of the date of this Proxy Statement.

Audit Committee

The Audit Committee’s primary role is to assist the Board in fulfilling its oversight of the accounting and financial reporting processes of the Company, including the preparation of the Company’s financial statements in accordance with generally accepted accounting principles, rules of the Securities and Exchange Commission (the “SEC”) and banking regulatory rules. The Audit Committee’s primary roles are to:

●	Monitor the integrity of the Company’s financial statements and the financial reporting process including the Company’s internal control over financial reporting;
●	Monitor the Company’s compliance with legal and regulatory requirements including the Company’s disclosure controls and procedures;
●	Monitor the independent registered public accounting firm’s qualifications, independence and performance;
●	Appoint, compensate, approve and oversee the work of any independent registered public accounting firm; and
●	Monitor the performance of the Company’s internal audit function.

The Audit Committee also prepares the Audit Committee Report included in our annual Proxy Statement in accordance with SEC rules. Additionally, the Audit Committee also performs the Audit Committee and fiduciary functions required for the Bank in accordance with federal banking regulations.

The Company is committed to complying with applicable securities laws and regulations, accounting standards, and maintaining effective internal control over financial reporting. In order to facilitate the reporting of concerns and complaints, the Company’s Audit Committee has written policies for the receipt, retention, and treatment of such matters received by the Company regarding accounting, internal control over financial reporting, and other matters. The Company also has written policies for the confidential, anonymous submission by teammates of concerns regarding questionable accounting or other matters.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Under its charter, the Audit Committee must have a minimum of three independent members. Each of the three current Audit Committee members is independent under NASDAQ rules. Additionally, no Audit Committee members serve on the Audit Committee of more than three public companies. The Audit Committee meets at least quarterly and may call special meetings. As permitted by its charter, the Audit Committee has delegated preapproval authority for audit and permissible nonaudit services to a designated member of the Audit Committee for time-sensitive engagements.

During 2014, executive sessions were held between members of the Audit Committee only and the:

●	Independent registered public accounting firm;
●	Internal audit co-sourcing firm;
●	Internal Audit Manager;
●	Chief Financial Officer; and
●	Executive Officers.

The Audit Committee believes that these executive sessions ensure that the Audit Committee has direct access to information needed to monitor the Company’s processes as described above.

Audit Committee Financial Expert

The Board has determined that John P. Sullivan is an “Audit Committee financial expert” as defined in Item 407(d)(5) of the SEC’s Regulation S-K under the Securities Exchange Act of 1934. Mr. Sullivan is “independent” as defined in Item 407(a) of Regulation S-K.

Compensation Committee

The purpose of the Compensation Committee is to establish, in consultation with management, the Company’s general compensation philosophy and oversee the development and implementation of compensation programs. This responsibility includes the:

●	Review and approval of the compensation and remuneration of the Company’s Chief Executive Officer and other Named Executive Officers (as defined by Item 402 of Regulation S-K);
●	Oversight of the Company’s incentive plans;
●	Reviews and recommendations of the Company’s benefit plans; and
●	Recommendations related to Board compensation.

The Compensation Committee is also responsible for producing, in accordance with the rules and regulations of the SEC, applicable compensation information for inclusion in the Company’s annual Proxy Statement.

The Compensation Committee’s guiding philosophy is as follows, with a focus on ensuring compensation practices are aligned with sound risk management:

●	Use its best efforts to develop compensation policies that create a direct relationship between pay levels, company performance and long-term return to shareholders;
●

Monitor the results of such policies to assure that compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards performance and is justified by the returns available to shareholders particularly when compared to the returns received by the shareholders of the Company’s principal competitors.

In discharging its duties, the Compensation Committee is empowered to investigate any matter within the scope of its responsibilities. The Compensation Committee has resources and authority appropriate to discharge its duties and responsibilities including the authority to select, retain, terminate and approve the compensation and other engagement terms of legal counsel, compensation advisers or other experts, it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of the Board of Directors, Chief Executive Officer or other Named Executive Officers’ compensation, this authority is vested in the Compensation Committee.

Where legally permissible, the Compensation Committee also has the authority to delegate its responsibilities as it may deem necessary or appropriate in its sole discretion.

Under its charter, the Compensation Committee shall consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom satisfies the independence requirements of the SEC Act of 1934, Section 162(m) of the Internal Revenue Code, the Sarbanes Oxley Act of 2002, section 952 of the Dodd-Frank Act, and the Nasdaq listing standards applicable to the Company. The Compensation Committee meets at least annually and may call special meetings.

For information about director compensation and the Compensation Committee’s involvement in its determination, see Director Compensation herein.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary role is to assist the Board in fulfilling its responsibilities with respect to Board and Board Committee membership, shareholder proposals and corporate governance. Specifically, the Corporate Governance and Nominating Committee’s primary duties and responsibilities are to:

●	Establish criteria for Board and Committee membership and recommend to the Board proposed nominees for election to the Board, for membership on committees of the Board and the Chairman of the Board;
●

Make recommendations to the Board regarding proposals submitted to the Board and/or Corporate Governance and Nominating Committee and nominees for director proposed or recommended by shareholders of the Company;

●	Make recommendations to the Board regarding corporate governance practices;
●	Monitor the Board’s and the Company’s compliance with any commitments made to third parties regarding changes in corporate governance policies; and
●	Lead the Board in its annual review of the performance of the Board’s, Committees’ and Committee chair’s performance.

Under its charter, the Corporate Governance and Nominating Committee must have at least three or more directors as determined by the Board, all of whom the Board has determined to be independent under NASDAQ Rule 5605(a)(2). The Corporate Governance and Nominating Committee meets at least twice annually and may call special meetings.

Credit Committee

The Credit Committee’s primary role is to ensure consistency in the assessment and management of credit risk. Specifically, the Credit Committee:

●	Monitors the Bank’s loan approval process and its loan review program;
●	Monitors the Bank’s allowance for loan losses and its problem loan management system; and
●

Approves the Bank’s lending related policies (including matters such as bank-wide credit policy and risk management guidelines, concentration limits and imposition of limitations on lending categories or sub-groups).

During 2014, executive sessions were held with only the Credit Committee and the independent loan review firm in attendance, as well as separately with the Chief Credit Officer. The Credit Committee believes that these executive sessions ensure that it has direct access to information needed to monitor the Company’s processes as described above.

Under its charter, the Credit Committee must have a minimum of two independent members. Generally, regularly scheduled meetings of the Credit Committee occur at least monthly, and it may call special meetings.

Regulatory Oversight and Risk Management Committee

The purpose of the Regulatory Oversight and Risk Management Committee is to:

●	Serve as the liaison between the banking regulatory agencies and the Board, including monitoring compliance with all applicable banking regulatory rules and regulations;
●	Oversee the management of interest rate risk and liquidity risk, including the Company’s investment securities portfolio;
●	Oversee information technology and security risk; and
●	Oversee the overall enterprise risk management program for the Company, including appropriate risk reporting to the Board.

During 2014, executive sessions were held with only the Regulatory Oversight and Risk Management Committee members and the Chief Risk Officer in attendance. The Regulatory Oversight and Risk Management Committee believes that these executive sessions ensure that it has direct access to information needed to monitor the Company’s processes as described above.

Under its charter, the Regulatory Oversight and Risk Management Committee must have a minimum of three members, the majority of which must be independent. The Regulatory Oversight and Risk Management Committee meets at least quarterly or more frequently as circumstances dictate.

DIRECTOR COMPENSATION

The following table provides information regarding 2014 compensation for non-management directors that served in that capacity during 2014. The Company also reimburses directors for expenses incurred in their Board service, including the cost of attending Board and Committee meetings, although such reimbursements are not included in the table below. No management directors received compensation for their Board service during 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Michael D. Glenn	26,500	10,005	36,505
Robert B. Goldstein *	29,000	10,005	39,005
John D. Hopkins, Jr.	28,000	34,075	62,075
James J. Lynch *	24,000	10,005	34,005
Jane S. Sosebee	26,500	20,396	46,896
John P. Sullivan *	28,000	10,005	38,005
J. David Wasson, Jr.	26,500	10,005	36,505

_____

*

For purposes of this table, compensation allocated to an affiliate of the above named director has been included in the director’s compensation totals. Specifically, Messrs. Goldstein and Sullivan retain 20% of fees relative to their service as a member of the Board with the remaining 80% being paid to CapGen. Patriot retains 100% of fees relative to Mr. Lynch’s service as a member of the Board.

To assist in the determination of compensation to our directors, in 2010 the Company engaged a national benefits consulting firm to perform a review of the director compensation including a peer comparison to other banks of similar asset size and business activities. The compensation paid to our directors in 2014 was consistent with the results of the review.

Fees Earned or Paid in Cash

During 2014, members of the Board received monthly cash fees of $2,000. Directors of the Company also serve on the Board of Directors of the Bank and receive no additional compensation related to their service on the Bank’s Board.  Any absence from a Board meeting during a year in excess of one meeting that is not due to: (1) medical issues/illness or (2) family emergency, is considered an unexcused absence. If a director misses more than one Board meeting in a calendar year, the director forfeits his or her monthly fees for the meetings missed. During 2014, no directors forfeited monthly fees as a result of unexcused absences.

Incremental annual cash director fees are paid to directors in the roles listed below for the additional time required to fulfill the duties and responsibilities of those roles as follows:

Chairman of the Board (if nonmanagement)	$10,000
Independent Lead Director	5,000
Audit Committee / Credit Committee Chair	4,000
Compensation Committee / Regulatory Oversight and Risk Management Committee / Corporate Governance and Nominating Committee Chair	2,500

Stock Awards

Non-management directors receive an annual retainer of $10,000 paid in common stock of the Company. This retainer is compensation for services provided as directors including, but not limited to, Committee membership and related responsibilities. To date, these shares have been issued from authorized shares from the Palmetto Bancshares, Inc. 2008 Restricted Stock Plan (the “2008 Plan”) and the 2011 Stock Incentive Plan (the “2011 Plan”) and vest immediately upon grant. The aggregate grant date fair value for awards of common stock is computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and is the closing price as reported on the NASDAQ Capital Market as of each grant date.

1997 Stock Compensation Plan

Between 1997 and 2007, stock option awards were granted to directors under the Palmetto Bancshares, Inc. 1997 Stock Compensation Plan (the “1997 Plan”). The 1997 Plan terminated in 2007, and no options have been granted under the 1997 Plan since that time. However, the termination did not impact options previously granted under the 1997 Plan. All stock option awards granted had a vesting term of five years and an exercise period of ten years. Options granted to directors were nonqualified stock options.

2008 Restricted Stock Plan

Restricted stock awards may be granted to directors under the 2008 Plan. Under the 2008 Plan, 62,500 shares of common stock were initially reserved for issuance subject to its anti-dilution provisions. Shares of restricted stock granted under the 2008 Plan are subject to restrictions requiring continuous service for a specified time period following the date of grant. During this period, the holder is entitled to full voting rights and any dividends declared by the Company. No restricted stock awards were awarded to non-management directors, advisors or consultants from the 2008 Plan during 2014.

2011 Stock Incentive Plan

The 2011 Plan provides for the grant of restricted stock awards and stock options to our officers, teammates, directors, advisors and consultants. The 2011 Plan was also developed in contemplation of the eventual exhausting of available awards under the 2008 Plan. This plan provides greater flexibility in the types of awards that can be granted as compared to the 2008 Plan. The 2011 Plan allows the Board to grant a total of 700,000 stock options and /or restricted stock awards.

Annual retainer awards of 5,404 shares were granted to each non-management director on January 1, 2014 under the 2011 Plan pursuant to their service as directors for the year ended December 31, 2014. At that time, the fair value of the Company’s common stock was $12.96 per share.

In 2014, directors re-elected to the Board were eligible to receive a matching grant of restricted stock awards with vesting periods that coincide with director service terms provided that a director nominee purchase shares of our common stock on the open market within a specified time period before and after re-election to the Board. Specifically, upon initial appointment to the Board, a new director is required to purchase common stock of the Company with an economic value of at least $1,000, in part to satisfy the minimum bank director common stock ownership requirements of the South Carolina Code of Laws. The matching grants at initial appointment and re-election are capped at an economic value of $10,000. We believe the requirement for directors to purchase common stock to be eligible for matching grants encourages their incremental ownership in the Company and, therefore, further alignment with shareholder interests. During 2014, matching awards of common stock were granted to Mr. Hopkins (1,779 shares) and Ms. Sosebee (768 shares) resulting from their re-election to the Board at the 2014 Annual Meeting and their purchases of the Company’s common stock. The fair value of the Company’s common stock was $13.53 per share on the day the matching awards were granted.

See Compensation Committee Report herein for additional disclosure of stock award grants to Named Executive Officers.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Family Relationships

There are no family relationships among members of our Board of Directors or Executive Officers.

Transactions with Related Persons

Lending and Other Ordinary Course Bank Services Transactions

The Company has had, and expects to have in the future, transactions in the ordinary course of the Company’s business with its directors, Executive Officers, principal shareholders and their related interests (collectively referred to as “related parties”). During 2014, several of the individuals included within the Security Ownership of Management table beginning on page 38, which may include some of their respective immediate family members and/or affiliated entities, had loans, other extensions of credit and/or other banking or financial services transactions (such as deposit, trust, brokerage, custody, transfer agent, or similar services) in the ordinary course of business with the Bank. All of these lending, banking and financial services transactions were on substantially the same terms, including interest rates, collateral and repayment terms as those available at the time for comparable transactions with persons not related to the Company and the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

The Company has a written policy covering the review, approval or ratification of transactions with related parties. In the case of a proposed extension of credit to a director or related party, the Board’s approval is required for commitments totaling $500 thousand or greater. The related party extension of credit approval process includes a determination of whether the transaction or arrangement was undertaken in the ordinary course of business and whether the terms of the transaction are no less favorable to the Company and the Bank than terms that could have been reached with an unrelated party. If any member of the Board is a party-in-interest to the transaction, that member will recuse himself from the discussion and approval process.

In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

The aggregate dollar amount of loans outstanding to related parties was $1.7 million at February 27, 2015.

Top-Tier Bank Holding Company Ownership

As of February 27, 2015, CapGen owns 44.7% of the Company’s outstanding common stock and is considered a top-tier bank holding company for Federal Reserve reporting purposes. As such, CapGen files certain reports with the Federal Reserve reflecting its ownership interest in the Company.

COMPENSATION COMMITTEE REPORT

Notwithstanding any statement in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the information contained in this report shall not be deemed to be “filed” with the SEC, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee has reviewed the following Compensation Discussion and Analysis and discussed the analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Company’s Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s 2015 Proxy Statement. This report is provided by the following independent directors, who currently comprise the Compensation Committee:

Jane S. Sosebee, Chair

Robert B. Goldstein

John P. Sullivan

COMPENSATION DISCUSSION AND ANALYSIS

Overall Context for 2014 Compensation Program

The level of 2014 compensation was determined in February 2014 and was influenced by positive developments related to the Company’s performance as more completely described in our Annual Report on Form 10-K for the year ended December 31, 2013 including, among other things:

●	Return to annual profitability for the year ended December 31, 2013 including reversal into earnings of the valuation allowance on the Company’s deferred tax asset;
●	Significantly improved asset quality metrics including 16% reduction in nonperforming assets, 32% reduction in classified assets, and 72% reduction in credit-related expenses;
●	Loan growth of 4% in 2013 resulting in part from our expansion into additional lending niches such as Small Business Administration (“SBA”), Corporate Banking and Private Banking;
●

Execution of our expanded and more integrated Wealth Management strategy to provide our clients seamless access to the comprehensive suite of products and services they need to achieve their financial goals;

●

Implementation of additional technological enhancements to improve the client experience, risk management and operational efficiency of the Company resulting in national recognition from Retail Banker International for the Best IT Innovation of 2013, ACI Worldwide for its 2013 Customer Experience Excellence Award and by Bank Technology News for its annual list of Top 10 Community Bank IT Initiatives in 2013;

●

Compliance with and termination on January 30, 2013 of the regulatory Consent Order entered into by the Bank’s Board with the Federal Deposit Insurance Corporation and South Carolina State Board of Financial Institutions in June 2010; and

●	Addition of the Company’s common stock to the small-cap Russell 2000® Index in June 2013 and our stock price appreciation in 2013 of 56%.

Additional background information related to the 2014 compensation program that applied to all teammates of the Company, including the Named Executive Officers, includes:

●	In 2014, the Company reinstated the corporate component of the annual cash incentive plan for all titled officers of the Company which had been suspended since 2009.
●	Effective July 1, 2013, the Company reinstated a Company match of teammate contributions to The Palmetto Bank 401(k) Retirement Plan (the “401(k) Plan”) of $0.10 per dollar contributed up to 6% of a teammate’s eligible compensation, and effective July 1, 2014, the Company’s matching contribution was increased to $0.25 per dollar of participant contributions. From January 1, 2012 through June 30, 2013, the Company had suspended its regular ongoing matching of teammate contributions to the 401(k) Plan.

Compensation Committee and Process

The Compensation Committee is responsible for determining the compensation of the Company’s Named Executive Officers, which for the Company includes the Chief Executive Officer, the Chief Operating Officer and Chief Risk Officer, and the Chief Financial Officer. The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the compensation of the Named Executive Officers that report to him. The Chief Executive Officer’s compensation is determined by the Compensation Committee, and he is not present during Compensation Committee deliberations concerning his compensation.

The Compensation Committee engaged Pearl Meyer & Partners (“PM&P”), a nationally recognized independent compensation consultancy with experience in the banking industry, to conduct a formal review of the Company’s compensation and benefits programs and to provide certain recommendations in early 2011. The engagement of PM&P included the following review and recommendations:

●	A review of the salary structure for all Company teammates, including salary grades, mapping of teammate positions to the grades, and the development of salary ranges within the grades;
●

A study of the total compensation (i.e., base salary, annual incentives and equity awards) for Company officers, including specifically the Named Executive Officers. The study used general banking industry compensation data and data specific to a peer group of 18 banks in making comparisons;

●

Recommendations for 2011 total compensation for the Named Executive Officers. PM&P considered the Company’s institutional ownership, evolving best practices and regulatory and legislative guidance in making its recommendations; and

●	A review of general teammate benefits.

In accordance with the rules and regulations of the SEC, including Item 407(e)(3)(iv) of Regulation S-K, the Company and the Compensation Committee conducted an assessment to determine whether the role of PM&P raises any conflict of interest. The Company and the Compensation Committee determined that no conflicts of interest exist. PM&P is retained directly by the Compensation Committee and performs no other consulting or other services for the Company.

Process of Determining Named Executive Officer Compensation

The Compensation Committee reviewed the compensation study prepared by PM&P, which was used by the Compensation Committee in determining compensation levels and the allocation of compensation between base salary, annual incentives and equity awards for 2011 through 2014. The study included compensation data and practices of a group of 18 banks recommended by PM&P that the Compensation Committee believed were reasonably comparable to the Company’s asset size and were headquartered in the Southeast. The peer group consisted of the following banks:

Atlantic Southern Financial Group, Inc.*	FNB United Corporation.
BancTrust Financial Group, Inc.*	Four Oaks Fincorp, Inc.*
Bank of Granite Corporation*	NewBridge Bancorp
BNC Bancorp	PAB Bankshares, Inc.*
Capital Bank Corporation	Peoples Bancorp of North Carolina, Inc.
Colony Bankcorp, Inc.	Savannah Bancorp, Inc. *
Crescent Financial Corporation*	Southeastern Bank Financial Corporation
Fidelity Southern Corporation	Southern Community Financial Corporation*
First Security Group, Inc.	Yadkin Valley Financial Corporation
_____
*	At the time of the 2014 peer group compensation analysis, the company had been subsequently acquired or was otherwise no longer operating as an independent entity; therefore data related to this company was not included in the 2014 analysis.

At the time of the PM&P study in 2011, survey data was also used as a basis of comparison including Towers Watson, 2010/2011 Top Management Compensation Survey; Towers Watson, 2010/2011 Financial Services Survey Suite; and the American Bankers Association, 2009 Compensation & Benefits Survey. Since then, on an annual basis, the Compensation Committee has reviewed updated compensation information for the bank peer group listed above by reviewing annual proxy statements available to the public. In addition, since some of the companies included in the original peer group listed above were no longer operating at the time of the 2014 analysis, the Compensation Committee also reviewed compensation data for the positions of the Named Executive Officers for the following banks in the Southeast with total assets between $1 billion and $2 billion:

Access National Corporation	Franklin Financial Network, Inc.
American National Bankshares	Middleburg Financial Corporation
C&F Financial Corporation	Monarch Financial Holdings
C1 Financial, Inc.	MVB Financial Corporation
Carolina Financial Corporation	National Bankshares, Inc.
CNB Corporation	Premier Financial Bancorp, Inc.
Community Bankers Trust Corporation	Southern First Bancshares, Inc.
Eastern Virginia Bankshares	Stonegate Bank
First Bancshares, Inc.	Summit Financial Group, Inc.
First Citizens Bancshares, Inc.	WashingtonFirst Bankshares, Inc.
First Farmers Merchants Corporation	Wilson Bank Holding Company

Although the Company attempts to provide a compensation opportunity that is market competitive, it does not manage compensation using targeted percentiles compared to its peer group or survey data or adhere to rigid formulas in determining the amount and mix of compensation elements. Additionally, the Compensation Committee does not have a formal policy regarding the relationship between compensation levels provided to the Chief Executive Officer and other Company officers.

Although the PM&P study is from 2011, we believe it was appropriate for the Compensation Committee to use the study in determining compensation levels and the allocation of compensation between base salary, annual incentives and equity awards for 2014 because there is sufficient information publicly available to supplement the PM&P study and identify the compensation metrics that have evolved over the past four years. In addition, we believe that executive compensation for community banks in the Southeast did not fluctuate since 2011 to such degree that it is necessary to commission a study since then. Finally, we weighed the cost to the Company and its shareholders of commissioning a new study against the need for the updated analysis provided by a new study. Subsequently, the Compensation Committee engaged PM&P for an updated compensation survey of the salary structure for the Bank as a whole to be provided in 2015.

Compensation Philosophy and Program

The primary goal of the Company’s compensation philosophy is to create long-term value for its shareholders, while at the same time avoiding or encouraging unnecessary or excessive risk-taking by its teammates. To this end, the Company’s compensation program rewards teammates for sustained financial and operating performance and shareholder value creation, while encouraging teammates to remain with the Company for productive careers. Certain compensation components, such as cash and equity awards, simultaneously fulfill one or more of these objectives.

The Company’s compensation program is focused on the following principles:

●	Pay for performance: Pay should reflect the Company’s and the individual’s performance as well as trends in financial results;

●

Market-based pay for executive talent: Compensation should be competitive relative to peers to attract and retain talented teammates with the experience and expertise necessary to successfully lead the Company;

●	Balanced compensation structure: The compensation program should provide a mix of fixed and variable compensation, thereby aligning the interest of executives and shareholders and the Company; and
●	Managing risk-taking: The Compensation Committee considers the impact that compensation programs may have on risk-taking behaviors and adjusts programs to manage risk appropriately.

The following are the key elements of the Company’s compensation program, each of which are also described in more detail on the following pages:

●	Base salary;
●	Cash incentive compensation and bonus;
●	Equity-based incentive compensation; and
●	Benefits and limited banking perquisites.

The Company’s compensation program provides compensation commensurate with the teammate’s position, scope of responsibilities and performance. Teammates may be eligible for annual incentives, cash bonuses and equity awards depending on the teammate’s position, scope of responsibilities and performance.

All officers of the Company are required to prepare written performance plans at the beginning of each year that include both objective and subjective performance goals centered around the Company’s overall strategy, including departmental and individual goals. Every officer also receives an annual written performance review.

Application of Compensation Program

In the first quarter 2014, the Compensation Committee evaluated, with input from the Board, the 2013 performance of the Chief Executive Officer and reviewed and approved the 2014 performance plan for the Chief Executive Officer. Also, during the first quarter 2014, the Chief Executive Officer evaluated the 2013 performance of the Chief Operating Officer and Chief Risk Officer and reviewed and approved the 2014 performance plan for the Chief Operating Officer and Chief Risk Officer. The 2013 performance of the Chief Financial Officer was evaluated and the 2014 performance plan for the Chief Financial Officer was approved by the Chief Operating Officer and Chief Risk Officer in the first quarter 2014.

The performance plans noted above are an output of the Company’s annual strategic planning process. In developing the Company’s annual strategic plan, all officers are involved in the development of tailored annual personal performance plans that provide performance objectives directly linked to the Company’s overall strategic priorities and individual department strategic plans. Each officer is evaluated annually as to his or her performance with respect to achieving the objectives in his or her individual plan. Such evaluations are an input into compensation decisions; thus, final compensation decisions are not determined based on a predefined formula.

Base Salary

The Company uses base salary as a means to recruit and retain teammates. Base salary levels are also important because they are used to determine other compensation, such as for computing 401(k) Plan contributions and payments under the Corporate Officer Incentive Plan.

The Company generally manages base salaries, including those of the Named Executive Officers, so that levels are at least at the minimum of specific salary bands defined in the 2011 PM&P study. In determining base salaries, factors such as the tenure, proficiency, experience, expertise and performance of the Named Executive Officers are taken into consideration. In early 2014, the Compensation Committee reviewed the role and performance of Mr. Erwin, Mr. Dixon and Mr. Jones and made recommendations to the Board for the increase in the base salary component of their compensation, effective February 23, 2014, from $350,000 to $367,500, from $280,000 to $288,400, and from $188,700 to $195,300, respectively. The salary increases for the Named Executive Officers were intended to recognize their performance in 2013 in continuing to lead the successful execution of Company’s Strategic Plan through 2013 as summarized at the beginning of this section.

As a result of the salary freeze that was in effect during 2012, there were no changes to the base salary component of compensation for the Named Executive Officers in 2012.

Cash Incentive Compensation and Bonus

In addition to base salary, the Company has historically provided cash incentive compensation under a defined plan to motivate officers to meet annual performance targets set by the Board. The Compensation Committee determines performance targets at the beginning of each year, and awards are determined at the end of the year based on the results of the officer’s individual and the Company’s overall performance during the year.

Beginning in 2009, as a result of the Company’s adverse financial results, the Board elected not to make payments under the corporate component of the annual cash incentive plan that normally would have been paid to officers in January of the subsequent year. Accordingly, the Named Executive Officers did not receive any cash incentive compensation in 2012 and 2013 under this plan. In 2014, the Compensation Committee engaged PM&P to design an updated Corporate Officer Incentive Plan. During 2014, the Company reinstated awards under this plan with potential payments under the plan tied directly to pre-established Company financial results related to pre-tax income, loan and core deposit balances, and asset quality, as well as individual performance. While the plan was reinstated in 2014, given budgetary considerations the target payouts under the plan as approved by the Compensation Committee were approximately 50% of what PM&P recommended as market-based targets.

In December 2014, Mr. Erwin and Mr. Dixon received cash incentive compensation of $68,572 and $49,105, respectively, under the plan, and Mr. Jones received a cash incentive compensation payment of $26,013 that was paid in February 2015. Total cash incentive compensation payments of $429,431 were paid under the plan to all participants. All awards were based on performance during 2014.

The specific goals and the actual results for the Company and individual performance for the year ended December 31, 2014 under the plan are outlined in the table below:

		Performance Goals
Performance Measures	Actual	Threshold	Target	Stretch	Weight
Company
Pretax net income	$14,825,000	$13,700,000	$16,100,000	$18,500,000	40%
HFI loans	$805,059,000	$767,500,000	$821,000,000	$944,200,000	16%
Core deposits	$757,400,000	$710,500,000	$755,500,000	$868,800,000	16%
Classified assets / Tier 1 capital + Allowance for loan losses	31%	37%	32%	29%	8%

Individual
Performance rating *	Varies by individual	3	4	5	20%
				Total	100%
_____
* Performance ratings are as follows:	Rating
Consistently exceeds expectations	5
Often exceeds expectations	4
Meets expectations	3
Needs improvement	2
Below expectations	1

The cash incentive compensation opportunity as a percentage of salary for Mr. Erwin, Mr. Dixon and Mr. Jones as included in the plan for 2014 are as follows:

		Total Opportunity as % of Salary
Name	Title	Threshold	Target	Stretch
Samuel L. Erwin	Chief Executive Officer	10.0%	20.0%	30.0%
Lee S. Dixon	Chief Operating Officer / Chief Risk Officer	8.8%	17.5%	26.3%
Roy D. Jones	Chief Financial Officer	7.5%	15.0%	22.5%

Payments under the plan are subject to clawback provisions. In the event that an award payout is due to error, omission or fraud (as determined by the Compensation Committee), the participant shall reimburse the Company for part or the entire incentive award made to the participant on the basis of having met or exceeded specific targets for performance periods amount as determined by the Compensation Committee. The Company may seek to reclaim incentives within a three-year period after the date of the incentive payout. Reimbursement may be fulfilled through reductions in compensation or other payments to the participant.

During 2013 the Compensation Committee awarded each of the Named Executive Officers discretionary cash bonuses as a result of the positive developments cited above and in relation to the achievement of specific personal performance objectives during 2013. The awards in 2013 included $25,000 for Mr. Erwin, $15,000 for Mr. Dixon and $5,000 for Mr. Jones. The discretionary cash bonuses paid to Mr. Erwin and Mr. Dixon were made in recognition of their leadership and accomplishments related to improvement in the Company’s credit quality and performance since 2009. The accomplishments included a return to quarterly profitability in 2012, expectations of continued profitability and the removal of the Consent Order that the Bank was operating under from June 2010 through January 2013. The discretionary cash bonus paid to Mr. Jones was made in recognition of additional responsibilities assumed by Mr. Jones upon the elimination of the Company’s treasurer position in May 2013. Related to 2013, additional discretionary cash bonuses totaling $70,600 were paid to certain other teammates in recognition of their performance.

Equity Incentive Compensation Plan

The Company provides equity incentive compensation awards because it believes that such compensation reflects the officers’ responsibilities, rewards performance and leadership, encourages future performance, aligns the interests of the recipients with the interests of shareholders, and motivates recipients to remain with the Company through the term of the awards.

During 2014, the Board granted Mr. Jones awards for 4,750 restricted shares of Company common stock and 12,500 stock options in recognition of the successful execution of the Company’s investor relations plan in 2013 (including the inclusion of the Company’s common stock in the Russell 2000 index and stock price appreciation of 51%), successful assimilation of the Company’s treasury responsibilities since June 2013 (including management of the investment securities portfolio and identification of alternative investments) and elimination of all remaining bank regulatory restrictions in 2014. These equity awards were subject to time-based vesting conditions in that he must remain continuously employed over a three-year period (2,000 restricted share awards and 4,000 stock options) and a five-year period (2,750 restricted share awards and 8,500 stock options). During 2014, the Board also granted awards for 14,650 shares of restricted stock and 17,500 stock options to certain other teammates that vest over time in recognition of continued improvement in the Bank’s overall financial results, elimination of all remaining bank regulatory restrictions and their performance (including loan and deposit growth). All of the awards in 2014 were designed to reward, affirm and retain high-performing individuals.

During 2013, the Board granted Mr. Jones awards for 1,000 restricted shares of Company common stock. Also, Mr. Erwin and Mr. Dixon received matching grants of 1,148 and 1,454 shares of common stock, respectively, resulting from their re-election to the Board at the 2013 Annual Meeting of Shareholders and their purchase of the Company’s common stock as provided by the Company’s director’s compensation program as further described above under Director Compensation. During 2013, the Board also granted awards for 7,236 shares of restricted stock, net of subsequent forfeitures, to certain other teammates in recognition of their performance. The awards in 2013 were designed to reward, affirm and retain high-performing individuals, particularly during an environment where certain other elements of compensation had been reduced or eliminated, such as the salary freeze and suspension of the Company’s 401(k) Plan match during 2012.

The Company weighs the potential benefits of equity compensation with its costs to the Company and its shareholders. In determining the frequency and level of awards, the Compensation Committee considers market data and Company and individual performance before deciding whether an award should be made and the number of shares to be granted.

Benefits and Perquisites

The Company offers various benefits generally on the same terms for all teammates. During 2014, these benefits included medical and dental benefits, life insurance, long-term disability coverage, paid time off, and slightly discounted loan rates and other insignificant standard banking services. Such benefits are offered to provide for the health, welfare, and future financial security of the teammate, as well as to align teammate and shareholder interests.

Teammates are given the opportunity to participate in the 401(k) Plan. Under the 401(k) Plan, the Company makes contributions to a trust fund that will pay the teammate benefits at retirement. Teammates are eligible to participate in the 401(k) Plan immediately when hired. The 401(k) Plan operates in the same manner for all participants. Teammates may defer eligible compensation from their base pay with maximum contribution amounts per IRS regulations. Prior to January 1, 2012, the Company made matching contributions to each teammate based on the teammate’s deferral in a percentage set by the Company prior to the end of each plan year. From January 1, 2012 through June 30, 2013, the Company suspended its regular ongoing matching of teammate contributions to the 401(k) Plan. At the time of suspension, the employer match was $0.60 for every $1 contributed by the teammate up to 6% of pretax contributions. Effective July 1, 2013, the Company reinstated an employer match of teammate contributions at a rate of $0.10 per dollar up to 6% of a teammate’s eligible compensation. The Company’s matching contribution was increased to $0.25 per dollar of participant contributions effective July 1, 2014. The matching contribution was increased to reflect improved financial performance, increase the competitiveness of the 401(k) Plan as a recruiting and retention tool and to reduce the gap between the current matching contribution and the matching contribution in place at the time of suspension.

Under IRS rules related to 401(k) plans, the IRS imposes certain annual limitations on the amount of allowable contributions to the 401(k) Plan by highly compensated participants (as determined annually by applying the required IRS tests). To the extent teammates receive contribution refunds of prior deferrals as a result of the annual limitations, the Company has in place a benefit equalization plan into which such teammates may contribute refunds received. The benefit equalization plan operates similar to the 401(k) Plan except that this plan is a nonqualified plan under the IRS rules, and the assets of the benefit equalization plan are subject to the general creditors of the Bank

In 2013, as an alternative source of income to the Company and to fund overall employee benefits costs incurred by the Company, the Company purchased bank-owned life insurance policies involving two fully funded general account life insurance policies. Under the policies, in the event of the death of a covered teammate, the Company is the named beneficiary of the policies and, therefore, will receive the death benefit. To encourage the covered teammates to consent to the life insurance coverage, the Company provided a $50,000 taxable death benefit to the teammate’s designated beneficiary if the teammate is still employed by the Company at the time of their death. The Named Executive Officers, in addition to other teammates, are each covered teammates.

Teammates who qualify under federal regulations and normal underwriting standards are eligible to receive various types of loans at slightly discounted rates from the Bank. Timely payment is expected on all such loans, and delinquent accounts may result in disciplinary action up to, and including, termination.

Employment and Severance Agreements

The Company entered into employment agreements with Mr. Erwin and Mr. Dixon on November 24, 2009. On March 30, 2011, the Company entered into amended and restated employment agreements with Mr. Erwin and Mr. Dixon. The Company entered into these agreements to retain these executives and to optimally align the interests of the shareholders and executives. The Company recognizes that the leadership and contribution to the well-being of the Company by Mr. Erwin and Mr. Dixon is substantial. Therefore, the Board desired to provide for their continued employment to reinforce and encourage their continued dedication to the Company.

Pursuant to the terms of the amended and restated employment agreements, unless terminated earlier, each employment agreement originally provided for a three-year term of employment through May 19, 2014 which is automatically extended for an additional year beginning on such date unless written notice is given by either the Company or the executive within six months prior to the termination date. No such notice was given, so the current terms of the amended and restated employment agreements end on May 19, 2016.

Each employment agreement may be terminated for death, disability, and with or without cause by the Company or with or without good reason by the executive. If the Company terminates Mr. Erwin or Mr. Dixon without cause or either terminates for good reason, the Company will pay severance compensation to the executive in an amount equal to 100% of his then current annual base salary. If the Company has not provided Mr. Erwin or Mr. Dixon with written notice of the termination of this provision, if required, upon the occurrence of a change in control, each executive is entitled to a lump sum cash payment in an amount equal to his then current annual base salary multiplied by three plus any bonus earned or accrued through the date of change in control. In addition, any restrictions on any outstanding equity incentive awards granted to the executives will lapse and such incentive awards will immediately become 100% vested.

If any severance payments are deemed to constitute “excess parachute payments” within the meaning of Section 280G of the Code, then the agreements include a “best net after tax” compliance provision with a potential limited “gross-up” relating to certain proposed equity grants. The proposed gross-up provision is structured to apply only if the additional value attributable to the equity awards resulting from a change in control would independently constitute an “excess parachute payment.” If the gross up payment relating to the equity awards is not triggered, the best net after tax provision will apply and cause the executive’s severance payment to either be (i) reduced to an amount which does not trigger the Section 280G tax or (ii) paid in full, depending on which payment would result in the executive receiving the greatest after tax payment. In such case, the executive would be liable for any excise tax owed on the parachute payments, including any portion attributable to the equity grants.

Each employment agreement also contains provisions relating to non-solicitation of clients and personnel and non-competition during the term of employment and 12 months thereafter, as well as provision relating to the protection of confidential information and trade secrets. These non-solicitation and non-compete provisions do not apply following a change of control.

Mr. Jones does not have an employment agreement with the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the compensation and benefits paid to the Company’s Named Executive Officers. In accordance with Item 402 of Regulation S-K, the table is comprised of those who served as the Company’s principal executive officer and the Company’s other two most highly compensated Executive Officers at December 31, 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Samuel L. Erwin *	2014	364,808	-	-	-	68,572	**	433,380
Chief Executive Officer	2013	332,280	25,000	16,015	-	-	**	373,295
	2012	286,000	-	-	-	-	**	286,000

Lee S. Dixon *	2014	287,108	-	-	-	49,105	**	336,213
Chief Operating Officer /	2013	276,923	15,000	20,283	-	-	**	312,206
Chief Risk Officer	2012	260,000	-	-	-	-	**	260,000

Roy D. Jones *	2014	194,285	-	71,103	74,740	26,013	**	366,141
Chief Financial Officer	2013	187,592	5,000	13,950	-	-	**	206,542
	2012	180,000	-	-	-	-	**	180,000

_____

*	See Item 1: Election of Directors herein for discussion regarding the principal positions of Mr. Erwin, Mr. Dixon and Mr. Jones during 2014.
**	All other compensation, benefits or perquisites did not exceed an aggregate of $10 thousand for any Named Executive Officer in 2014.

(1)

The value for each of these awards is its grant date fair value calculated by multiplying the number of shares subject to the award by the market price per share on the date such award was granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The following table summarizes the number of restricted stock awards granted, the grant date and the per share fair value used to calculate the total grant date fair value for the restricted stock awards reported.

Name	Number of Shares	Grant Date	Per Share Fair Value ($)	Total Grant Date Fair Value ($)
Samuel L. Erwin	1,148	5/16/2013	13.95	16,015

Lee S. Dixon	1,454	5/16/2013	13.95	20,283

Roy D. Jones	2,750	12/18/2014	16.43	45,183
	2,000	2/20/2014	12.96	25,920
	1,000	5/16/2013	13.95	13,950

For additional discussion regarding our restricted stock awards, see Part II, Item 8, Financial Statements and Supplementary Data included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)

The value for each of these awards is its grant date fair value calculated by multiplying the number of shares subject to the award by the fair value of the stock option award on the date such award was granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The following table summarizes the number of stock option awards granted, the grant date and the fair value of the stock option award used to calculate the total grant date fair value for the option awards reported.

Name	Number of Options	Grant Date	Per Share Fair Value ($)	Total Grant Date Fair Value ($)
Roy D. Jones	8,500	12/18/2014	5.56	47,260
	4,000	2/20/2014	6.87	27,480

For additional discussion regarding our stock option awards, see Part II, Item 8, Financial Statements and Supplementary Data included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of stock options and restricted stock awards that have not vested for each Named Executive Officer as of December 31, 2014.

	STOCK OPTIONS				STOCK AWARDS
Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Samuel L. Erwin	64,103	128,205	10.40	5/19/2021	32,817	548,044

Lee S. Dixon	40,064	80,129	10.40	5/19/2021	21,001	350,717

Roy D. Jones	3,750	7,500	11.00	6/16/2021	6,675	111,473
	-	4,000	12.96	2/20/2024
	-	8,500	16.43	12/18/2024

_____

(1)	The following table summarizes the vesting terms of securities underlying unexercised options at December 31, 2014.

	Award #1		Award #2		Award #3
Name	Number of Shares	Vesting Date	Number of Shares	Vesting Date	Number of Shares	Vesting Date
Samuel L. Erwin	64,103	5/19/2015
	64,102	5/19/2016

Lee S. Dixon	40,064	5/19/2015
	40,065	5/19/2016

Roy D. Jones	3,750	6/16/2015	1,333	2/20/2015	1,700	12/18/2015
	3,750	6/16/2016	1,333	2/20/2016	1,700	12/18/2016
			1,334	2/20/2017	1,700	12/18/2017
					1,700	12/18/2018
					1,700	12/18/2019

(2)	The following table summarizes the vesting terms of restricted unearned shares that had not vested at December 31, 2014.

	Award #1		Award #2		Award #3		Award #4		Award #5
Name	Number of Shares	Vesting Date	Number of Shares	Vesting Date	Number of Shares	Vesting Date	Number of Shares	Vesting Date	Number of Shares	Vesting Date
Samuel L. Erwin	383	5/16/2015	16,026	5/19/2015
	382	5/16/2016	16,026	5/19/2016

Lee S. Dixon	485	5/16/2015	10,016	5/19/2015
	484	5/16/2016	10,016	5/19/2016

Roy D. Jones	175	11/29/2015	542	6/16/2015	333	5/16/2015	667	2/20/2015	550	12/18/2015
			541	6/16/2016	334	5/16/2016	667	2/20/2016	550	12/18/2016
							666	2/20/2017	550	12/18/2017
									550	12/18/2018
									550	12/18/2019

See Compensation Discussion and Analysis, Application of Compensation Program in 2014, Equity Incentive Compensation Plan for additional disclosure of outstanding grants to Named Executive Officers.

AUDIT COMMITTEE REPORT

Notwithstanding any statement in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, incorporating future or past filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filing unless the incorporation specifically lists the following Audit Committee Report.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing independent audits of the Company’s internal control over financial reporting and financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. One of the Audit Committee’s responsibilities is to monitor and oversee these processes. Other duties and responsibilities of the Audit Committee are to monitor the integrity of the Company’s financial statements, including the financial reporting process and system of internal control regarding compliance with generally accepted accounting principles; the compliance by the Company with legal and regulatory requirements including the Company’s disclosure controls and procedures; the performance of the Company’s internal audit function; the appointment, compensation, and approval of the independent registered public accounting firm; the independence and performance of the independent registered public accounting firm; reports prepared by the internal auditors; and teammate, shareholder or other complaints regarding accounting, audit, or internal control matters. A full description of the Audit Committee’s responsibilities is included in the Audit Committee’s Charter. The Audit Committee has the authority to conduct or authorize investigations appropriate to fulfilling its responsibilities and has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

In fulfilling its responsibilities, the Audit Committee reviewed and held discussions with management and the independent registered public accounting firm regarding the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by American Institute of Certified Public Accountants, Professional Standards, Volume 1, AU Section 380, The Auditor’s Communication With Those Charged With Governance, as adopted by the Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. Services to be provided by Elliott Davis Decosimo, LLC to the Company are preapproved by the Audit Committee as set forth in Audit Committee Preapproval Policy to ensure that such services do not impair the independent registered public accounting firm’s independence with the Company.

Based on the foregoing reviews and discussions, the Audit Committee recommended that the Board of Directors include the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.

The following independent directors, who currently comprise the Audit Committee, provide this report.

John P. Sullivan, Chair

Jane S. Sosebee

J. David Wasson, Jr.

ITEM 2:
RATIFICATION OF ELLIOTT DAVIS DECOSIMO, LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

The Audit Committee is directly responsible for the appointment, compensation, approval and oversight of our registered independent public accounting firm and engages in an annual evaluation of the independent public accounting firm’s qualifications, performance and independence. The Audit Committee believes that retaining Elliott Davis Decosimo, LLC is in the best interests of our company and has appointed Elliott Davis Decosimo, LLC as our registered independent public accounting firm to audit the consolidated financial statements of Palmetto Bancshares, Inc. and its subsidiary for the year ending December 31, 2015. Although it is not required to do so, our Board is submitting the appointment of Elliott Davis Decosimo, LLC to our shareholders for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment of Elliott Davis Decosimo, LLC, the Audit Committee will consider a change in our registered independent public accounting firm for 2015. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered independent public accounting firm at any time during the year if it determines that such a change would be appropriate.

Elliott Davis Decosimo, LLC has advised the Audit Committee that they are an independent accounting firm with respect to Palmetto Bancshares, Inc. and its subsidiary within the meaning of standards established by the American Institute of Certified Public Accountants, the PCAOB, the Independence Standards Board and federal securities laws. Representatives of Elliott Davis Decosimo, LLC are expected to be present at our annual meeting, will have an opportunity to make a statement if they choose and are expected to be available to respond to appropriate shareholder questions.

AUDIT FEES AND RELATED MATTERS

Auditing and Related Fees

The following table summarizes fees paid to Elliott Davis Decosimo, LLC, the Company’s independent registered public accounting firm, for professional services for the years ended December 31, 2014 and 2013. The 2013 fees decreased from those reported in the Company’s Proxy Statement for the 2013 Annual Meeting as a result of adjustments to fees paid in 2014 relative to 2013 after the 2014 Proxy Statement was completed.

	2014	2013
Audit Fees(1)	$238,600	$226,500
Audit-Related Fees(2)	30,050	30,050
Audit Fees and Audit Related Fees	268,650	256,550

Tax Fees(3)	22,730	16,274
All Other Fees	-	-
Total Fees	$291,380	$272,824

_____

(1)

Audit fees include fees for the audit of annual financial statements, the review of quarterly financial statements, and required procedures performed with regard to our internal control over financial reporting.

(2)	Audit-related fees consisted of fees for audits of our employee benefit plans.
(3)

During 2014 and 2013, tax fees consisted primarily of fees for tax consultation, planning, and compliance services provided in conjunction with the preparation of our tax returns as well as fees paid in conjunction with tax matters related to the 2010 private placement.

Audit Committee Preapproval Policy

The Audit Committee has in place a Preapproval of Independent Registered Public Accounting Firm Services Policy. The policy addresses the protocol for preapproval of both audit and nonaudit services provided by the Company’s independent registered public accounting firm. Generally, the policy requires that all auditing services and nonaudit services, including nonprohibited tax services provided by its independent registered public accounting firm, be preapproved by the Audit Committee in accordance with the following guidelines:

●	Preapproval by the Audit Committee must be in advance of the work to be completed;
●	The Audit Committee or designated Audit Committee member must perform preapproval, and it cannot delegate the preapproval responsibility to a member of management;
●

The Audit Committee cannot preapprove services based upon broad, nondetailed descriptions (e.g., tax compliance services), and preapproval requests must be accompanied by a detailed explanation of each particular service to be provided, so the Audit Committee knows precisely what services it is being asked to preapprove and can make a well-reasoned assessment of the impact of the service on the independent registered public accounting firm’s independence; and

●

Monetary limits alone may not be established as the only basis for the preapproval of deminimus amounts. There has to be a clear, specific explanation provided as to what particular services are to be provided, subject to the monetary limit, to ensure that the Audit Committee is fully informed about each service.

The policy provides that the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required preapprovals. The Audit Committee appoints a member annually to have the authority to grant required preapprovals. The policy also provides for deminimus exceptions to the preapproval requirements. With regard to the approval of nonauditing services, the Audit Committee considers, when applicable, various factors including, but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. Consistent with this policy, the Audit Committee preapproved all of the services provided by Elliott Davis Decosimo, LLC related to the years ended December 31, 2014 and December 31, 2013. Additionally, during these years, there were no fees billed for professional services described in Paragraph (c)(4) of Rule 2-01 of Regulation S-X rendered by Elliott Davis Decosimo, LLC.

The Board recommends you vote “FOR” the ratification of the appointment of Elliott Davis Decosimo, LLC as independent registered public accounting firm for fiscal year 2015.

OTHER BUSINESS

The Board knows of no other business to be presented at the Annual Meeting. If matters other than those described herein should properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

STOCK OWNERSHIP

Security Ownership of Management

The following table shows how many shares of common stock our current directors and nominees for director, our Named Executive Officers named in the previously disclosed Summary Compensation Table, and all directors and Executive Officers as a group beneficially owned on February 27, 2015 and the number of shares they had the right to acquire within 60 days after that date. This table also shows, as of February 27, 2015, the number of common stock units credited to the accounts of our independent directors, Executive Officers and all directors and Named Executive Officers as a group under the terms of the applicable benefit available to them.

	Amount and Nature of Ownership (1)
	(a)	(b)	(c)	(d)
Name (1)	Common Stock Beneficially Owned	Common Stock Units (2)	Options Exercisable within 60 days of February 27, 2015	Total	Percent of Common Stock (3)

Nonemployee Directors and Director Nominees
Michael D. Glenn	16,335	398	-	16,733	(4)
Robert B. Goldstein	1,347	-	-	1,347	(4)
John D. Hopkins, Jr.	51,209	1,779	-	52,988	(4)
James J. Lynch (5)	2,453,958	-	-	2,453,958	19.1%
Jane S. Sosebee	8,805	768	1,250	10,823	(4)
John P. Sullivan	1,347	-	-	1,347	(4)
J. David Wasson, Jr.	18,321	507	-	18,828	(4)

Named Executive Officers
Samuel L. Erwin (6)	37,881	32,817	64,103	134,801	(4)
Lee S. Dixon (6)	32,478	21,001	40,064	93,543	(4)
Roy D. Jones	2,442	6,008	5,083	13,533	(4)

Directors and Executive Officers as a Group (10 people)	2,624,123	63,278	110,500	2,797,901	21.8%

_____

(1)	Unless otherwise stated in the following footnotes, each of the named individuals and each member of the group has sole voting and investment power for all shares of common stock shown in the table.

(2)

The amounts shown include unvested shares of common stock allocated to the account of each individual under the Company’s 2008 Plan as of February 27, 2015. The following table summarizes the vesting terms of these shares of common stock:

●	Michael D. Glenn: 1,205 shares granted November 16, 2012. 402 and 405 shares vested on May 16, 2013 and 2014, respectively. Remaining shares vest on May 16, 2015.
●	J. David Wasson, Jr.: 500 shares granted November 22, 2010. 100 shares vested November 22 of each 2011, 2012, 2013 and 2014. Remaining shares vest on November 22, 2015.
1,213 shares granted November 16, 2012. 404 and 402 shares vested on May 16, 2013 and May 16, 2014, respectively. Remaining shares vest on May 16, 2015.
●	Samuel L. Erwin: 1,148 shares granted May 16, 2013. 383 shares vested on May 16, 2014. Remaining shares vest each May 16 through 2016.
●	Lee S. Dixon: 1,454 shares granted May 16, 2013. 485 shares vested on May 16, 2014. Remaining shares vest each May 16 through 2016.
●	Roy D. Jones: 875 shares granted November 29, 2010. 175 shares vested on November 29 of each 2011, 2012, 2013 and 2014. Remaining shares vest on November 29, 2015.

The amounts shown include unvested shares of common stock allocated to the account of each individual under the Company’s 2011 Plan as of February 27, 2015. The following table summarizes the vesting terms of these shares of common stock:

●	John D. Hopkins, Jr.: 1,779 shares granted July 25, 2014. Shares vest each May 15 from 2015 through 2017.
●	Jane S. Sosebee: 768 shares granted July 25, 2014. Shares vest each May 15 from 2015 through 2017.
●	Samuel L. Erwin: 48,078 shares granted May 19, 2011. 16,026 shares vested on May 19, 2014. Remaining shares vest each May 19 through 2016.
●	Lee S. Dixon: 30,048 shares granted May 19, 2011. 10,016 shares vested on May 19, 2014. Remaining shares vest each May 19 through 2016.
●	Roy D. Jones: 1,625 shares granted June 16, 2011. 542 shares vested on June 16, 2014. Remaining shares vest each June 16 through 2016.

1,000 shares granted May 16, 2013. 333 shares vested on May 16, 2014. Remaining shares vest each May 16 through 2016.

2,000 shares granted February 20, 2014. 667 shares vested on February 20, 2015. Remaining shares vest each February 20 through 2017.

2,750 shares granted December 18, 2014. Shares vest each December 18 from 2015 through 2019.

(3)	The percentages of total beneficial ownership have been calculated based upon 12,814,574 shares outstanding as of February 27, 2015.

(4)	This director or Named Executive Officer does not beneficially own more than 1% of our outstanding common stock.

(5)

Patriot Financial Partners, GP, L.P. is a general partner of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. and Patriot Financial Partners, GP, LLC is a general partner of Patriot Financial Partners, GP, L.P. In addition, each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch are general partners of Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P. and Patriot Financial Partners, GP, L.P. and members of Patriot Financial Partners, GP, LLC. Accordingly, Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch may be deemed to be the beneficial owners of shares held by Patriot.

(6)	Also a director

 Security Ownership of Certain Beneficial Owners

The following table sets forth information known to the Company with respect to beneficial ownership of the Company’s common stock as of February 27, 2015 for each holder of 5.0% or greater of the Company’s common stock.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shared Voting Power	Shared Investment Power	Percent of Common Stock *
CapGen Financial Partners	5,730,315	5,730,315	44.7%
120 West 45th Street, Suite 1010
New York, New York 10036

Patriot Financial Partners, L.P.	2,453,958	2,453,958	19.1%
Cira Centre
2929 Arch Street, 27th Floor
Philadelphia, Pennsylvania 19104

Maltese Capital Management LLC	789,936	789,936	6.2%
150 East 52nd Street, 30th Floor
New York, New York 10022

_____

*     The percentages of total beneficial ownership have been calculated based upon 12,814,574 shares of common stock outstanding as of February 27, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on the Company’s review of these forms or written representations from the officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal 2014 except as follows.

●	Robert B. Goldstein, John P. Sullivan and CapGen Financial partners filed one late report that reported one 2014 transaction for Mr. Goldstein and one 2014 transaction for Mr. Sullivan.
●	James J. Lynch and Patriot Financial Partners, L.P. filed one late report that reported two 2013 transactions and two 2014 transactions between Mr. Lynch and Patriot Financial Partners, L.P.

In all cases, reports were subsequently filed by January 8, 2015.

SHAREHOLDER INFORMATION FOR FUTURE ANNUAL MEETINGS

Shareholder Proposals for 2015 Annual Meeting of Shareholders

Shareholders interested in submitting a proposal for inclusion in the Proxy Statement for the Company’s 2016 Annual Meeting of Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by our Chairman of the Board and Chief Executive Officer or Corporate Secretary at 306 East North Street, Greenville, South Carolina, 29601 no later than December 11, 2015. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our Bylaws related to shareholder proposals in order to be included in our proxy materials.

Advance Notice Procedures

Under our Bylaws, a shareholder who wishes to nominate an individual for election to the Board directly or to propose any business to be considered at an annual meeting must deliver advance notice of such nomination or business to the Company following the procedures in the Bylaws. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the Bylaws for a director nomination or other business. It is our policy that any such shareholder proposal to be made at the annual meeting, but which is not requested to be included in our proxy materials, must be delivered no later than 90 days in advance of the annual meeting for a director nomination and no later than 45 days in advance of the annual meeting for any other matter to our Chairman of the Board and Chief Executive Officer, or Corporate Secretary at 306 East North Street, Greenville, South Carolina, 29601. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our Bylaws. Management and any other person duly named as proxy by a shareholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above.

The requirements described above are separate from the procedures you must follow to submit a nominee for consideration by the Corporate Governance and Nominating Committee for recommendation to the Board for election as a director as described under Corporate Governance, Process of Evaluating Director Candidates above and from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our Proxy Statement pursuant to SEC Rule 14a-8.

OTHER MATTERS

Availability of Annual Report on Form 10-K

We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the year ended December 31, 2014. A copy of the Form 10-K will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for the Annual Report on Form 10-K should be directed to:

Roy D. Jones

Chief Financial Officer

Palmetto Bancshares, Inc.

306 East North Street

Greenville, South Carolina 29601

Additionally, this Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended December 31, 2014 are available through the Investor Relations section of our website, www.palmettobank.com. If you choose to view these materials through the internet, you may incur costs, such as telephone and internet access charges, for which you will be responsible.

Incorporation by Reference

We file various documents with the SEC, some of which incorporate information by reference. This means that information we have previously filed with the SEC should be considered as part of the filing.

The Compensation Committee Report and the Audit Committee Report shall be deemed to be furnished rather than filed with the SEC and will not be deemed incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless specifically incorporated by reference therein. In addition, these Reports shall not be deemed to be soliciting material, or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act of 1934, unless the Company specifically requests that the information be treated as soliciting material.

References to Our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the NASDAQ Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

FORWARD LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions, or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undo reliance on any forward-looking statements made by, or on behalf of us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our other current and subsequent filings with the SEC.

PALMETTO BANCSHARES, INC.
306 E. NORTH STREET
GREENVILLE, SC 29601
ATTN: LEE S. DIXON

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M86063-P61374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PALMETTO BANCSHARES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Michael D. Glenn
02) J. David Wasson, Jr.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend the Annual Meeting of Shareholders in person.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:
The Notice and Proxy Statement/Form 10-K is available at www.proxyvote.com.

M86064-P61374

PALMETTO BANCSHARES, INC.
Annual Meeting of Shareholders
May 21, 2015 11:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Samuel L. Erwin and Lee S. Dixon or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PALMETTO BANCSHARES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:30 AM, EDT on May 21, 2015, at 306 East North Street, Greenville, SC 29601, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side